Filed Pursuant to Rule 433
                                               Registration File No.: 333-130694

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                                   Term Sheet

                                  $886,631,000
                                  (Approximate)
                        Natixis Real Estate Capital Trust
                                    2007-HE2

                       Mortgage Pass-Through Certificates

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES
The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE
This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/1030442/000090514806002120/
efc6-1020_forms3a.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of this e-mail or at the bottom of the e-mail communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                                   Term Sheet

                                  $886,631,000
                                  (Approximate)

                        Natixis Real Estate Capital Trust
                                    2007-HE2
                                 Issuing Entity

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                        Natixis Real Estate Capital Inc.
                                     Sponsor

                     Wells Fargo Bank, National Association
                                 Master Servicer

                          Saxon Mortgage Services, Inc.
                                    Servicer


               Mortgage Pass-Through Certificates, Series 2007-HE2


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                                  $886,631,000
                                (Approximate) (1)
                   Natixis Real Estate Capital Trust 2007-HE2

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                        Natixis Real Estate Capital Inc.
                                     Sponsor

                     Wells Fargo Bank, National Association
                                 Master Servicer

                          Saxon Mortgage Services, Inc.
                                    Servicer

                             Transaction Highlights
                             ----------------------


                             Original         Expected                       Modified
                              Class           Ratings        Avg Life to    Duration To                            Initial
Offered                    Certificate       (Moody's/         Call /          Call/       Payment Window To    Subordination
Classes   Description   Balance ($)(1)(2)    S&P / Fitch)     Mty(3)(4)    Mty(3)(4)(5)     Call / Mty(3)(4)    Level (2)(6)
-------   -----------   -----------------   --------------   -----------   ------------   -------------------   -------------
  A-1      FLT / SEQ       363,740,000       Aaa/AAA/AAA     0.80 / 0.80    0.78 / 0.78     1 - 20 / 1 - 20        22.10%
  A-2      FLT / SEQ       111,250,000       Aaa/AAA/AAA     2.00 / 2.00    1.88 / 1.88    20 - 29 / 20 - 29       22.10%
  A-3      FLT / SEQ       147,145,000       Aaa/AAA/AAA     3.50 / 3.50    3.12 / 3.12    29 - 66 / 29 - 66       22.10%
  A-4      FLT / SEQ        90,645,000       Aaa/AAA/AAA     7.71 / 8.45    6.12 / 6.50   66 - 113 / 66 - 194      22.10%
  M-1      FLT / MEZ        32,940,000       Aa1/AA+/AA+     5.35 / 5.58    4.45 / 4.57   43 - 113 / 43 - 168      18.50%
  M-2      FLT / MEZ        30,653,000        Aa2/AA/AA      5.28 / 5.50    4.39 / 4.51   41 - 113 / 41 - 162      15.15%
  M-3      FLT / MEZ        18,300,000       Aa3/AA-/AA-     5.24 / 5.44    4.34 / 4.44   40 - 113 / 40 - 154      13.15%
  M-4      FLT / MEZ        16,013,000         A1/A+A+       5.22 / 5.40    4.25 / 4.34   40 - 113 / 40 - 149      11.40%
  M-5      FLT / MEZ        15,555,000          A2/A/A       5.20 / 5.37    4.19 / 4.27   39 - 113 / 39 - 144       9.70%
  M-6      FLT / MEZ        14,640,000         A3/A-/A-      5.19 / 5.33    4.10 / 4.17   39 - 113 / 39 - 138       8.10%
  B-1      FLT / MEZ        13,725,000      Baa1/BBB+/BBB+                   ***Not Offered***                      6.60%
  B-2      FLT / MEZ        11,895,000       Baa2/BBB/BBB                    ***Not Offered***                      5.30%
  B-3      FLT / MEZ        10,980,000      Baa3/BBB-/BBB-                   ***Not Offered***                      4.10%
  B-4      FLT / MEZ         9,150,000       Ba1/BB+/BB+                     ***Not Offered***                      3.10%


Offered               Final Legal
Classes   Benchmark    Maturity
-------   ---------   -----------
  A-1     1 M LIBOR     07/2037
  A-2     1 M LIBOR     07/2037
  A-3     1 M LIBOR     07/2037
  A-4     1 M LIBOR     07/2037
  M-1     1 M LIBOR     07/2037
  M-2     1 M LIBOR     07/2037
  M-3     1 M LIBOR     07/2037
  M-4     1 M LIBOR     07/2037
  M-5     1 M LIBOR     07/2037
  M-6     1 M LIBOR     07/2037
  B-1       ***Not Offered***
  B-2       ***Not Offered***
  B-3       ***Not Offered***
  B-4       ***Not Offered***


Notes: (1)   Original Class Certificate Balances subject to a variance of plus or minus 5%.
       (2)   Calculated based on the scheduled principal balance of the
             Mortgage Loans and any amounts deposited into the Pre-Funding
             Account as of the Closing Date.
       (3)   Certificates are priced to the 5% Optional Clean-up Call.
       (4)   Based on the pricing prepayment speed. See details below.
       (5)   Assumes pricing at par.
       (6)   Includes initial overcollateralization percentage.

Issuing Entity:                           Natixis Real Estate Capital Trust
                                          2007-HE2 (the "Trust")

Depositor:                                Morgan Stanley ABS Capital I Inc.

Sponsor:                                  Natixis Real Estate Capital Inc.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Master Servicer:                          Wells Fargo Bank, National Association

Servicer:                                 Saxon Mortgage Services, Inc.

Swap and Cap Provider:                    Natixis Financial Products Inc.

Securities and Swap Administrator:        Wells Fargo Bank, National Association

Trustee:                                  Deutsche Bank National Trust Company

Managers:                                 Morgan Stanley (lead manager), Banc of
                                          America Securities LLC and Natixis
                                          Securities North America (co-managers)

Rating Agencies:                          Fitch, Inc., Moody's Investors
                                          Service, Inc. and Standard & Poor's
                                          Ratings Services (a division of the
                                          McGraw Hill Companies, Inc.)

Offered Certificates:                     Class A and M Certificates

Class A Certificates:                     Class A-1, A-2, A-3 and A-4
                                          Certificates

Class M Certificates:                     Class M-1, M-2, M-3, M-4, M-5 and M-6
                                          Certificates

Class B Certificates:                     Class B-1, B-2, B-3 and B-4
                                          Certificates

LIBOR Certificates:                       Class A, M and B Certificates

Expected Pricing Date:                    On or about April 16, 2007

Expected Closing Date:                    April 30, 2007 through DTC, Euroclear
                                          and Clearstream, Luxembourg. The LIBOR
                                          Certificates will be settled without
                                          accrued interest.

Distribution Dates:                       The 25th of each month, or if such day
                                          is not a business day, on the next
                                          business day, beginning May 25, 2007.

Cut-off Date:                             April 1, 2007, for any Mortgage Loan
                                          in the mortgage pool transferred to
                                          the Trust on the Closing Date. For any
                                          Mortgage Loan subsequently transferred
                                          to the Trust during the Pre-Funding
                                          Period (as described below), the first
                                          day of the month in which such
                                          Mortgage Loan is transferred to the
                                          Trust.

Due Period for Mortgage Loans:            For any Distribution Date, the period
                                          commencing on the second day of the
                                          calendar month preceding the calendar
                                          month in which such Distribution Date
                                          occurs and ending on the first day of
                                          the calendar month in which such
                                          Distribution Date occurs.

Prepayment Period:                        With respect to any Distribution Date,
                                          the period commencing on the 16th day
                                          of the month prior to the month in
                                          which the related Distribution Date
                                          occurs (or, on the Cut-off Date, in
                                          connection with the first Prepayment
                                          Period) and ending on the 15th day of
                                          the month in which such Distribution
                                          Date occurs.

Interest Accrual Period for the LIBOR     The interest accrual period for the
Certificates:                             LIBOR Certificates with respect to any
                                          Distribution Date will be the period
                                          from and including the immediately
                                          preceding Distribution Date (or, in
                                          the case of the first Distribution
                                          Date, the Closing Date) and ending on
                                          and including the day prior to the
                                          current Distribution Date (on an
                                          actual/360 day count basis).

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Mortgage Loans:                           The Trust will consist of
                                          approximately $915,000,000 of fixed
                                          and adjustable rate, sub-prime,
                                          first-lien, and second-lien
                                          residential Mortgage Loans. The
                                          information on the Mortgage Loans
                                          described herein is based on the
                                          Cut-off Date pool of approximately
                                          $749,919,945. On the Closing Date, it
                                          is expected that the Trust will
                                          consist of approximately $749,919,945
                                          of Mortgage Loans, and it is expected
                                          that up to approximately $165,080,055
                                          of Mortgage Loans may be purchased by
                                          the Trust for a period of up to 3
                                          months after the Closing Date (the
                                          "Pre-Funding Period").

Pre-Funding:                              On the Closing Date, approximately
                                          $165,080,055 from the sale of the
                                          LIBOR Certificates (the "Pre-Funded
                                          Amount") will be deposited with the
                                          Securities Administrator into an
                                          account (the "Pre-Funding Account") to
                                          be used by the Trust to purchase
                                          additional Mortgage Loans during the
                                          Pre-Funding Period for the related
                                          Mortgage Loan Pool.

Pricing Prepayment Speed:                 o     Fixed Rate Mortgage Loans: CPR
                                                starting at approximately 4% CPR
                                                in month 1 and increasing to 23%
                                                CPR in month 16 (19%/15 CPR
                                                increase for each month), and
                                                remaining at 23% CPR thereafter.

                                          o     Adjustable Rate Mortgage Loans:
                                                CPR of 28%.

Credit Enhancement:                       The LIBOR Certificates are credit
                                          enhanced by:

                                          1)    Net monthly excess cashflow from
                                                the Mortgage Loans after taking
                                                into account certain payments
                                                received or paid by the Trust
                                                pursuant to the interest rate
                                                swap agreement;

                                          2)    Prior to the Step-down Date, the
                                                required overcollateralization
                                                (funded upfront) will be 3.10%
                                                based on the sum of the
                                                aggregate principal balance as
                                                of the Cut-off Date of the
                                                Mortgage Loans acquired by the
                                                Trust on the Closing Date and
                                                the Pre-Funded Amount. On or
                                                after the Step-down Date, so
                                                long as a Trigger Event is not
                                                in effect, the required
                                                overcollateralization will equal
                                                6.20% of the aggregate principal
                                                balance of the Mortgage Loans as
                                                of the last day of the
                                                applicable Due Period, subject
                                                to a 0.50% floor, based on the
                                                sum of the aggregate principal
                                                balance as of the Cut-off Date
                                                of the Mortgage Loans acquired
                                                by the Trust on the Closing Date
                                                and the Pre-Funded Amount. On or
                                                after the Step-down Date if a
                                                Trigger Event is in effect, the
                                                required overcollateralization
                                                will be the same as the prior
                                                period; and

                                          3)    Subordination of distributions
                                                on the more subordinate classes
                                                of certificates to the required
                                                distributions on the more senior
                                                classes of certificates (if
                                                applicable).

Senior Enhancement Percentage:            For any Distribution Date, the
                                          percentage obtained by dividing (x)
                                          the aggregate Class Certificate
                                          Balance of the subordinate
                                          certificates plus any
                                          overcollateralization, in each case,
                                          after taking into account the
                                          distributions of the Principal
                                          Distribution Amount for such
                                          Distribution Date and principal
                                          payments from the swap account, if any
                                          by (y) the aggregate principal balance
                                          of the Mortgage Loans (plus any amount
                                          in the Pre-Funding Account) as of the
                                          last day of the related Due Period.

Class M-1 Enhancement Percentage:         For any Distribution Date, the
                                          percentage obtained by dividing (x)
                                          the aggregate Class Certificate
                                          Balance of the Class M-2, Class M-3,
                                          Class M-4, Class M-5, Class M-6 and
                                          Class B Certificates plus any
                                          overcollateralization, in each case,
                                          after taking into account the
                                          distributions of the Principal
                                          Distribution Amount for such
                                          Distribution Date and principal
                                          payments from the swap account, if any
                                          by (y) the aggregate principal balance
                                          of the Mortgage Loans (including any
                                          amount in the Pre-Funding Account) as
                                          of the last day of the related Due
                                          Period.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Step-down Date:                           The later to occur of:
                                          (x)   The earlier of:
                                                (a)   The Distribution Date
                                                      occurring in May 2010; and
                                                (b)   The Distribution Date
                                                      immediately following the
                                                      Distribution Date on which
                                                      the aggregate balances of
                                                      the Class A Certificates
                                                      have been reduced to zero;
                                                      and
                                          (y)   The first Distribution Date on
                                                which the Senior Enhancement
                                                Percentage (calculated for this
                                                purpose only after taking into
                                                account scheduled and
                                                unscheduled payments of
                                                principal on the Mortgage Loans
                                                on the last day of the related
                                                Due Period but prior to any
                                                applications of the Principal
                                                Distribution Amount, together
                                                with any principal payments from
                                                the swap account, to the LIBOR
                                                Certificates on the applicable
                                                Distribution Date) is greater
                                                than or equal to approximately
                                                44.20%.

Trigger Event:                            Either a Delinquency Trigger Event or
                                          a Cumulative Loss Trigger Event.

Delinquency Trigger Event:                A Delinquency Trigger Event is in
                                          effect on any Distribution Date if on
                                          that Distribution Date the quotient
                                          (expressed as a percentage) of (x) the
                                          rolling three-month average of the
                                          aggregate unpaid principal balance of
                                          Mortgage Loans that are 60 days or
                                          more delinquent (including Mortgage
                                          Loans related to REO property) divided
                                          by (y) the aggregate unpaid principal
                                          balance of the Mortgage Loans (plus
                                          any amount in the Pre-Funding Account)
                                          equals or exceeds a given percentage
                                          of the prior period's Senior
                                          Enhancement Percentage or Class M-1
                                          Enhancement Percentage as specified
                                          below:

                                          Class A Certificates remain outstanding     36.20% of the Senior Enhancement Percentage

                                          On and after Class A Certificates pay off   43.25% of the Class M-1 Enhancement Percentage

Cumulative Loss Trigger Event:            A Cumulative Loss Trigger Event is in
                                          effect on any Distribution Date if the
                                          aggregate amount of realized losses
                                          incurred since the Cut-off Date
                                          through the last day of the related
                                          Prepayment Period divided by the sum
                                          of the aggregate stated principal
                                          balance as of the Cut-off Date of the
                                          Mortgage Loans acquired by the Trust
                                          on the Closing Date and the Pre-Funded
                                          Amount exceeds the applicable
                                          percentages described below with
                                          respect to such Distribution Date:

                                          Months 25 - 36           1.650% for the first month, plus an additional 1/12th of 2.000%
                                                                   for each month thereafter (e.g., 2.650% in Month 31)
                                          Months 37 - 48           3.650% for the first month, plus an additional 1/12th of 2.000%
                                                                   for each month thereafter (e.g., 4.650% in Month 43)
                                          Months 49 - 60           5.650% for the first month, plus an additional 1/12th of 1.650%
                                                                   for each month thereafter (e.g., 6.475% in Month 55)
                                          Months 61 - 72           7.300% for the first month, plus an additional 1/12th of 0.850%
                                                                   for each month thereafter (e.g., 7.725% in Month 67)
                                          Months 73 - thereafter   8.150%

Initial Subordination Percentage          Class A:    22.10%
(includes prefunded amounts):             Class M-1:  18.50%
                                          Class M-2:  15.15%
                                          Class M-3:  13.15%
                                          Class M-4:  11.40%
                                          Class M-5:  9.70%
                                          Class M-6:  8.10%
                                          Class B-1:  6.60%
                                          Class B-2:  5.30%
                                          Class B-3:  4.10%
                                          Class B-4:  3.10%

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Optional Clean-up Call:                   If the Class X certificates are 100%
                                          owned, directly or indirectly, by
                                          Natixis Real Estate Capital Inc. or
                                          any of its affiliates, then the
                                          servicer, acting in accordance with
                                          the terms of the pooling and servicing
                                          agreement, may exercise a clean-up
                                          call when the current aggregate
                                   scheduled principal balance of the


                                          Mortgage Loans is less than or equal
                                          to 5% of the sum of the aggregate
                                          scheduled principal balance as of the
                                          Cut-off Date of the Mortgage Loans
                                          acquired by the Trust on the Closing
                                          Date and the Pre-Funded Amount.

                                          If the Class X certificates are not
                                          100% owned, directly or indirectly, by
                                          Natixis Real Estate Capital Inc. or
                                          any of its affiliates, then the
                                          majority owner of the Class X
                                          certificates may exercise a clean-up
                                          call when the current aggregate
                                          scheduled principal balance of the
                                          Mortgage Loans is less than or equal
                                          to 5% of the sum of the aggregate
                                          scheduled principal balance as of the
                                          Cut-off Date of the Mortgage Loans
                                          acquired by the Trust on the Closing
                                          Date and the Pre-Funded Amount;
                                          provided, however, that Natixis Real
                                          Estate Capital Inc. or any of its
                                          affiliates, may only participate in
                                          the exercise of the clean-up call by
                                          the majority owners of the Class X
                                          certificates if Natixis Real Estate
                                          Capital Inc. or any of its affiliates
                                          is not the majority owner of the Class
                                          X Certificates, either directly or
                                          indirectly.

Step-up Coupons:                          For the LIBOR Certificates, the
                                          pass-through rate will increase after
                                          the Distribution Date on which the
                                          Optional Clean-up Call is first
                                          exercisable, should the Optional
                                          Clean-up Call not be exercised. The
                                          applicable fixed margin for each class
                                          of Class A Certificates will increase
                                          by 2 times its initial margin and the
                                          applicable fixed margin for each class
                                          of Class M and Class B Certificates
                                          will each increase by 1.5 times their
                                          respective initial margins.

Class A-1 Certificates Pass-Through       The Class A-1 Certificates will accrue
Rate:                                     interest at a variable rate equal to
                                          the lesser of (i) one-month LIBOR plus
                                          [ ] bps ([ ] bps after the first
                                          Distribution Date on which the
                                          Optional Clean-up Call is exercisable)
                                          and (ii) the Net WAC Cap.

Class A-2 Certificates Pass-Through       The Class A-2 Certificates will accrue
Rate:                                     interest at a variable rate equal to
                                          the lesser of (i) one-month LIBOR plus
                                          [ ] bps ([ ] bps after the first
                                          Distribution Date on which the
                                          Optional Clean-up Call is exercisable)
                                          and (ii) the Net WAC Cap.

Class A-3 Certificates Pass-Through       The Class A-3 Certificates will accrue
Rate:                                     interest at a variable rate equal to
                                          the lesser of (i) one-month LIBOR plus
                                          [ ] bps ([ ] bps after the first
                                          Distribution Date on which the
                                          Optional Clean-up Call is exercisable)
                                          and (ii) the Net WAC Cap.

Class A-4 Certificates Pass-Through       The Class A-4 Certificates will accrue
Rate:                                     interest at a variable rate equal to
                                          the lesser of (i) one-month LIBOR plus
                                          [ ] bps ([ ] bps after the first
                                          Distribution Date on which the
                                          Optional Clean-up Call is exercisable)
                                          and (ii) the Net WAC Cap.

Class M-1 Pass-Through Rate:              The Class M-1 Certificates will accrue
                                          interest at a variable rate equal to
                                          the lesser of (i) one-month LIBOR plus
                                          [ ] bps ([ ] bps after the first
                                          Distribution Date on which the
                                          Optional Clean-up Call is exercisable)
                                          and (ii) the Net WAC Cap.

Class M-2 Pass-Through Rate:              The Class M-2 Certificates will accrue
                                          interest at a variable rate equal to
                                          the lesser of (i) one-month LIBOR plus
                                          [ ] bps ([ ] bps after the first
                                          Distribution Date on which the
                                          Optional Clean-up Call is exercisable)
                                          and (ii) the Net WAC Cap.

Class M-3 Pass-Through Rate:              The Class M-3 Certificates will accrue
                                          interest at a variable rate equal to
                                          the lesser of (i) one-month LIBOR plus
                                          [ ] bps ([ ] bps after the first
                                          Distribution Date on which the
                                          Optional Clean-up Call is exercisable)
                                          and (ii) the Net WAC Cap.

Class M-4 Pass-Through Rate:              The Class M-4 Certificates will accrue
                                          interest at a variable rate equal to
                                          the lesser of (i) one-month LIBOR plus
                                          [ ] bps ([ ] bps after the first
                                          Distribution Date on which the
                                          Optional Clean-up Call is exercisable)
                                          and (ii) the Net WAC Cap.

Class M-5 Pass-Through Rate:              The Class M-5 Certificates will accrue
                                          interest at a variable rate equal to
                                          the lesser of (i) one-month LIBOR plus
                                          [ ] bps ([ ] bps after the first
                                          Distribution Date on which the
                                          Optional Clean-up Call is exercisable)
                                          and (ii) the Net WAC Cap.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Class M-6 Pass-Through Rate:              The Class M-6 Certificates will accrue
                                          interest at a variable rate equal to
                                          the lesser of (i) one-month LIBOR plus
                                          [ ] bps ([ ] bps after the first
                                          Distribution Date on which the
                                          Optional Clean-up Call is exercisable)
                                          and (ii) the Net WAC Cap.

Class B-1 Pass-Through Rate:              The Class B-1 Certificates will accrue
                                          interest at a variable rate equal to
                                          the lesser of (i) one-month LIBOR plus
                                          [ ] bps ([ ] bps after the first
                                          Distribution Date on which the
                                          Optional Clean-up Call is exercisable)
                                          and (ii) the Net WAC Cap.

Class B-2 Pass-Through Rate:              The Class B-2 Certificates will accrue
                                          interest at a variable rate equal to
                                          the lesser of (i) one-month LIBOR plus
                                          [ ] bps ([ ] bps after the first
                                          Distribution Date on which the
                                          Optional Clean-up Call is exercisable)
                                          and (ii) the Net WAC Cap.

Class B-3 Pass-Through Rate:              The Class B-3 Certificates will accrue
                                          interest at a variable rate equal to
                                          the lesser of (i) one-month LIBOR plus
                                          [ ] bps ([ ] bps after the first
                                          Distribution Date on which the
                                          Optional Clean-up Call is exercisable)
                                          and (ii) the Net WAC Cap.

Class B-4 Pass-Through Rate:              The Class B-4 Certificates will accrue
                                          interest at a variable rate equal to
                                          the lesser of (i) one-month LIBOR plus
                                          [ ] bps ([ ] bps after the first
                                          Distribution Date on which the
                                          Optional Clean-up Call is exercisable)
                                          and (ii) the Net WAC Cap.

Net WAC Cap:                              For any Distribution Date, the
                                          weighted average of the interest rates
                                          for the Mortgage Loans (in each case,
                                          less the applicable expense fee rate)
                                          then in effect at the beginning of the
                                          related Due Period less the Swap
                                          Payment Rate, adjusted, in each case,
                                          to accrue on the basis of a 360-day
                                          year and the actual number of days in
                                          the related Interest Accrual Period.

Swap Payment Rate:                        For any Distribution Date, a fraction,
                                          the numerator of which is any net swap
                                          payment or swap termination payment
                                          owed from available funds to the Swap
                                          Provider (other than any defaulted
                                          swap termination payment) for such
                                          Distribution Date and the denominator
                                          of which is the sum of the aggregate
                                          scheduled principal balance of the
                                          Mortgage Loans at the beginning of the
                                          related Due Period and amounts in the
                                          Pre-Funding Account, multiplied by 12.

Interest Rate Cap:                        Beginning on the first Distribution
                                          Date, and for a period of 9 months
                                          thereafter, the LIBOR Certificates
                                          will have the benefit of an Interest
                                          Rate Cap entered into by the Trust.

                                          For its duration, on each applicable
                                          Distribution Date, the Interest Rate
                                          Cap pays the Trust the product of (i)
                                          the excess, if any, of the then
                                          current one-month LIBOR rate over the
                                          cap rate (on an Actual/360 day count
                                          basis) and (ii) the Interest Rate Cap
                                          Notional Balance for such Distribution
                                          Date as described on the schedule
                                          herein.

Interest Rate Cap Payment Allocation:     Any payments from the Interest Rate
                                          Cap shall be available to pay any
                                          Basis Risk Carry Forward Amounts due
                                          to the LIBOR Certificates first pro
                                          rata by outstanding Class Certificate
                                          Balance and then pro rata by any Basis
                                          Risk Carry Forward Amounts remaining
                                          outstanding.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

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MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Interest Distributions on the             On each Distribution Date and after
Certificates:                             payments of servicing, master
                                          servicing and securities administrator
                                          fees and other expenses, including any
                                          net swap payments and any swap
                                          termination payment owed to the Swap
                                          Provider but not including any swap
                                          termination payment due to a default
                                          on the part of the Swap Provider,
                                          interest distributions from the
                                          Interest Remittance Amount will be
                                          allocated as follows:
                                          (i)     payable from the remaining
                                                  Interest Remittance Amount,
                                                  concurrently to the Class A
                                                  Certificates, their Accrued
                                                  Certificate Interest and any
                                                  unpaid Accrued Certificate
                                                  Interest from prior
                                                  Distribution Dates, pro rata,
                                                  based upon their respective
                                                  entitlements to such amounts;
                                          (ii)    payable from the remaining
                                                  Interest Remittance Amount, to
                                                  the Class M-1 Certificates,
                                                  its Accrued Certificate
                                                  Interest;
                                          (iii)   payable from the remaining
                                                  Interest Remittance Amount, to
                                                  the Class M-2 Certificates,
                                                  its Accrued Certificate
                                                  Interest;
                                          (iv)    payable from the remaining
                                                  Interest Remittance Amount, to
                                                  the Class M-3 Certificates,
                                                  its Accrued Certificate
                                                  Interest;
                                          (v)     payable from the remaining
                                                  Interest Remittance Amount, to
                                                  the Class M-4 Certificates,
                                                  its Accrued Certificate
                                                  Interest;
                                          (vi)    payable from the remaining
                                                  Interest Remittance Amount, to
                                                  the Class M-5 Certificates,
                                                  its Accrued Certificate
                                                  Interest;
                                          (vii)   payable from the remaining
                                                  Interest Remittance Amount, to
                                                  the Class M-6 Certificates,
                                                  its Accrued Certificate
                                                  Interest;
                                          (viii)  payable from the remaining
                                                  Interest Remittance Amount, to
                                                  the Class B-1 Certificates,
                                                  its Accrued Certificate
                                                  Interest;
                                          (ix)    payable from the remaining
                                                  Interest Remittance Amount, to
                                                  the Class B-2 Certificates,
                                                  its Accrued Certificate
                                                  Interest;
                                          (x)     payable from the remaining
                                                  Interest Remittance Amount, to
                                                  the Class B-3 Certificates,
                                                  its Accrued Certificate
                                                  Interest; and
                                          (xi)    payable from the remaining
                                                  Interest Remittance Amount, to
                                                  the Class B-4 Certificates,
                                                  its Accrued Certificate
                                                  Interest.

Principal Distributions on the            On each Distribution Date (a) prior to
                                          the Step-down Date or (b) on which a
                                          Trigger Event is in effect, principal
                                          distributions from the Principal
                                          Distribution Amount will be allocated
                                          as follows:
                                          (i)     to cover any net swap payments
                                                  and any swap termination
                                                  payments due to the Swap
                                                  Provider but not including any
                                                  swap termination payment due
                                                  to a default on the part of
                                                  the Swap Provider remaining
                                                  unpaid after taking into
                                                  account payments made from the
                                                  Interest Remittance Amount;
                                          (ii)    to the Class A Certificates,
                                                  allocated among the Class A
                                                  Certificates as described
                                                  below, until the Class
                                                  Certificate Balances thereof
                                                  have been reduced to zero;
                                          (iii)   to the Class M-1 Certificates,
                                                  until the Class Certificate
                                                  Balance has been reduced to
                                                  zero;
                                          (iv)    to the Class M-2 Certificates,
                                                  until the Class Certificate
                                                  Balance has been reduced to
                                                  zero;
                                          (v)     to the Class M-3 Certificates,
                                                  until the Class Certificate
                                                  Balance has been reduced to
                                                  zero;
                                          (vi)    to the Class M-4 Certificates,
                                                  until the Class Certificate
                                                  Balance has been reduced to
                                                  zero;
                                          (vii)   to the Class M-5 Certificates,
                                                  until the Class Certificate
                                                  Balance has been reduced to
                                                  zero;
                                          (viii)  to the Class M-6 Certificates,
                                                  until the Class Certificate
                                                  Balance has been reduced to
                                                  zero;
                                          (ix)    to the Class B-1 Certificates,
                                                  until the Class Certificate
                                                  Balance has been reduced to
                                                  zero;
                                          (x)     to the Class B-2 Certificates,
                                                  until the Class Certificate
                                                  Balance has been reduced to
                                                  zero;
                                          (xi)    to the Class B-3 Certificates,
                                                  until the Class Certificate
                                                  Balance has been reduced to
                                                  zero; and
                                          (xii)   to the Class B-4 Certificates,
                                                  until the Class Certificate
                                                  Balance has been reduced to
                                                  zero.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                                          On each Distribution Date (a) on or
                                          after the Step-down Date and (b) on
                                          which a Trigger Event is not in
                                          effect, principal distributions from
                                          the Principal Distribution Amount will
                                          be allocated as follows:
                                          (i)     to cover any net swap payment
                                                  and any swap termination
                                                  payments due to the Swap
                                                  Provider but not including any
                                                  swap termination payment due
                                                  to a default on the part of
                                                  the Swap Provider remaining
                                                  unpaid after taking into
                                                  account payments made from the
                                                  Interest Remittance Amount;
                                          (ii)    to the Class A Certificates,
                                                  the lesser of the remaining
                                                  Principal Distribution Amount
                                                  and the Class A Principal
                                                  Distribution Amount, allocated
                                                  among the Class A Certificates
                                                  as described below, until the
                                                  Class Certificate Balances
                                                  thereof have been reduced to
                                                  zero;
                                          (iii)   to the Class M-1 Certificates,
                                                  the lesser of the remaining
                                                  Principal Distribution Amount
                                                  and the Class M-1 Principal
                                                  Distribution Amount, until the
                                                  Class Certificate Balance
                                                  thereof has been reduced to
                                                  zero;
                                          (iv)    to the Class M-2 Certificates,
                                                  the lesser of the remaining
                                                  Principal Distribution Amount
                                                  and the Class M-2 Principal
                                                  Distribution Amount, until the
                                                  Class Certificate Balance
                                                  thereof has been reduced to
                                                  zero;
                                          (v)     to the Class M-3 Certificates,
                                                  the lesser of the remaining
                                                  Principal Distribution Amount
                                                  and the Class M-3 Principal
                                                  Distribution Amount, until the
                                                  Class Certificate Balance
                                                  thereof has been reduced to
                                                  zero;
                                          (vi)    to the Class M-4 Certificates,
                                                  the lesser of the remaining
                                                  Principal Distribution Amount
                                                  and the Class M-4 Principal
                                                  Distribution Amount, until the
                                                  Class Certificate Balance
                                                  thereof has been reduced to
                                                  zero;
                                          (vii)   to the Class M-5 Certificates,
                                                  the lesser of the remaining
                                                  Principal Distribution Amount
                                                  and the Class M-5 Principal
                                                  Distribution Amount, until the
                                                  Class Certificate Balance
                                                  thereof has been reduced to
                                                  zero;
                                          (viii)  to the Class M-6 Certificates,
                                                  the lesser of the remaining
                                                  Principal Distribution Amount
                                                  and the Class M-6 Principal
                                                  Distribution Amount, until the
                                                  Class Certificate Balance
                                                  thereof has been reduced to
                                                  zero;
                                          (ix)    to the Class B-1 Certificates,
                                                  the lesser of the remaining
                                                  Principal Distribution Amount
                                                  and the Class B-1 Principal
                                                  Distribution Amount, until the
                                                  Class Certificate Balance
                                                  thereof has been reduced to
                                                  zero;
                                          (x)     to the Class B-2 Certificates,
                                                  the lesser of the remaining
                                                  Principal Distribution Amount
                                                  and the Class B-2 Principal
                                                  Distribution Amount, until the
                                                  Class Certificate Balance
                                                  thereof has been reduced to
                                                  zero;
                                          (xi)    to the Class B-3 Certificates,
                                                  the lesser of the remaining
                                                  Principal Distribution Amount
                                                  and the Class B-3 Principal
                                                  Distribution Amount, until the
                                                  Class Certificate Balance
                                                  thereof has been reduced to
                                                  zero; and
                                          (xii)   to the Class B-4 Certificates,
                                                  the lesser of the remaining
                                                  Principal Distribution Amount
                                                  and the Class B-4 Principal
                                                  Distribution Amount, until the
                                                  Class Certificate Balance
                                                  thereof has been reduced to
                                                  zero.

Class A Principal Allocation:             Any principal distributions allocated
                                          to the Class A Certificates are
                                          required to be distributed first, to
                                          the Class A-1 Certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero, second, to the
                                          Class A-2 Certificates, until their
                                          Class Certificate Balance has been
                                          reduced to zero, third, to the Class
                                          A-3 Certificates, until their Class
                                          Certificate Balance has been reduced
                                          to zero, and fourth, to the Class A-4
                                          Certificates, until their Class
                                          Certificate Balance has been reduced
                                          to zero.

                                          Notwithstanding the above, in the
                                          event that all subordinate classes,
                                          including the Class X certificates,
                                          have been reduced to zero, principal
                                          distributions to the Class A
                                          Certificates will be distributed to
                                          the Class A-1, A-2, A-3 and A-4
                                          Certificates, pro rata based upon
                                          their Class Certificate Balances.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Swap Payment Allocation:                  For a given Class of Certificates
                                          outstanding, a pro rata share of the
                                          net swap payment owed by the Swap
                                          Provider (if any), based on the
                                          aggregate outstanding Class
                                          Certificate Balance of the Class A, M
                                          and B Certificates outstanding prior
                                          to distributions of principal for that
                                          Distribution Date.

Swap Payment Priority:                    All payments due under the interest
                                          rate swap agreement and any swap
                                          termination payment pursuant to the
                                          interest rate swap agreement,
                                          including, without limitation, any
                                          Senior Defaulted Swap Termination
                                          Payment, will be deposited into the
                                          swap account, and allocated in the
                                          following order of priority:
                                          (i)     to pay any net swap payment
                                                  owed to the Swap Provider
                                                  pursuant to the interest rate
                                                  swap agreement;
                                          (ii)    to pay any swap termination
                                                  payment to the Swap Provider,
                                                  including, without limitation,
                                                  any Senior Defaulted Swap
                                                  Termination Payment but not
                                                  including any other swap
                                                  termination payment due to a
                                                  default on the part of the
                                                  Swap Provider;
                                          (iii)   to the Class A-1, A-2, A-3 and
                                                  A-4 Certificates, the Accrued
                                                  Certificate Interest and the
                                                  Unpaid Interest Shortfall for
                                                  each class, on a pro rata
                                                  basis, to the extent not yet
                                                  paid;
                                          (iv)    to the Class M-1, M-2, M-3,
                                                  M-4, M-5, M-6, B-1, B-2, B-3
                                                  and B-4 Certificates, the
                                                  Accrued Certificate Interest
                                                  and the Unpaid Interest
                                                  Shortfall for each class,
                                                  sequentially and in that
                                                  order, to the extent not yet
                                                  paid;
                                          (v)     to be paid as principal, in
                                                  accordance with the principal
                                                  distribution rules in effect
                                                  for such Distribution Date, as
                                                  needed to maintain the
                                                  required
                                                  overcollateralization;
                                          (vi)    concurrently, to the Class
                                                  A-1, A-2, A-3 and A-4
                                                  Certificates, any Basis Risk
                                                  Carry Forward Amount for each
                                                  such Class up to their
                                                  respective Swap Payment
                                                  Allocation, to the extent not
                                                  yet paid;
                                          (vii)   sequentially, to the Class
                                                  M-1, M-2, M-3, M-4, M-5, M-6,
                                                  B-1, B-2, B-3 and B-4
                                                  Certificates, any Basis Risk
                                                  Carry Forward Amount for each
                                                  such Class up to their
                                                  respective Swap Payment
                                                  Allocation, to the extent not
                                                  yet paid;
                                          (viii)  to the LIBOR Certificates, any
                                                  unpaid Basis Risk Carry
                                                  Forward Amount, pro rata based
                                                  on need;
                                          (ix)    sequentially, to the Class
                                                  M-1, M-2, M-3, M-4, M-5, M-6,
                                                  B-1, B-2, B-3 and B-4
                                                  Certificates, the realized
                                                  loss amount reimbursement, to
                                                  the extent not yet paid;
                                          (x)     to pay any swap termination
                                                  payment due to the Swap
                                                  Provider, to the extent the
                                                  termination is due to a
                                                  default on the part of the
                                                  Swap Provider; and
                                          (xi)    all remaining amounts to the
                                                  holder of the Class X
                                                  Certificates.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                                          In the event that, upon the Trust
                                          entering into a replacement interest
                                          rate swap agreement following the
                                          occurrence of an additional
                                          termination event of the type
                                          described in Part 1(q)(iv) of the
                                          schedule to the interest rate swap
                                          agreement, the Trust is entitled to
                                          receive a payment from a replacement
                                          swap provider, the Trustee shall
                                          direct the replacement swap provider
                                          to make such payment to the swap
                                          account. Any Senior Defaulted Swap
                                          Termination Payment shall be made from
                                          the swap account to the Swap Provider
                                          immediately upon receipt of such
                                          payment, regardless of whether the
                                          date of receipt thereof is a
                                          Distribution Date. To the extent that
                                          any payment from a replacement swap
                                          provider is made to an account other
                                          than the swap account, then, any
                                          Senior Defaulted Swap Termination
                                          Payment shall be paid to the Swap
                                          Provider immediately upon receipt of
                                          such replacement swap provider,
                                          regardless of whether the date of
                                          receipt thereof is a Distribution
                                          Date. The Swap Provider shall have
                                          first priority to any replacement swap
                                          termination payment over the payment
                                          by the Trust to certificateholders,
                                          the servicers, any responsible party,
                                          the Trustee or any other person.

                                          Notwithstanding the foregoing, in the
                                          event that the Trust receives a swap
                                          termination payment, and a successor
                                          Swap Provider cannot be obtained, then
                                          the Trustee will be required to
                                          deposit the swap termination payment
                                          into the reserve account that is a
                                          sub-account of the swap account. On
                                          each subsequent Distribution Date (so
                                          long as funds are available in the
                                          reserve account), the Trustee will be
                                          required to withdraw from the reserve
                                          account and deposit into the swap
                                          account an amount equal to the amount
                                          of any net swap receipt due the Trust
                                          (calculated in accordance with the
                                          terms of the original interest rate
                                          swap agreement) and treat such amount
                                          as a net swap receipt for purposes of
                                          determining the distributions from the
                                          swap account. The remaining amount in
                                          the reserve account will remain in
                                          that account and not treated as a swap
                                          termination payment for purposes of
                                          determining the distributions from the
                                          swap account until the final
                                          Distribution Date.

Senior Defaulted Swap Termination         As of any date, the lesser of (i) any
Payment:                                  payments received by the Trust as a
                                          result of entering into a replacement
                                          interest rate swap agreement following
                                          an additional termination event
                                          resulting from a ratings downgrade of
                                          the Swap Provider in accordance with
                                          the swap agreement and (ii) any swap
                                          termination payment owed to the Swap
                                          Provider.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Allocation of Net Monthly Excess          For any Distribution Date, any Net
Cashflow:                                 Monthly Excess Cashflow shall be paid
                                          as follows:
                                          (i)     to the Class M-1 Certificates,
                                                  their Unpaid Interest
                                                  Shortfall;
                                          (ii)    to the Class M-1 Certificates,
                                                  their realized loss amount
                                                  reimbursement;
                                          (iii)   to the Class M-2 Certificates,
                                                  their Unpaid Interest
                                                  Shortfall;
                                          (iv)    to the Class M-2 Certificates,
                                                  their realized loss amount
                                                  reimbursement;
                                          (v)     to the Class M-3 Certificates,
                                                  their Unpaid Interest
                                                  Shortfall;
                                          (vi)    to the Class M-3 Certificates,
                                                  their realized loss amount
                                                  reimbursement
                                          (vii)   to the Class M-4 Certificates,
                                                  their Unpaid Interest
                                                  Shortfall;
                                          (viii)  to the Class M-4 Certificates,
                                                  their realized loss amount
                                                  reimbursement
                                          (ix)    to the Class M-5 Certificates,
                                                  their Unpaid Interest
                                                  Shortfall;
                                          (x)     to the Class M-5 Certificates,
                                                  their realized loss amount
                                                  reimbursement
                                          (xi)    to the Class M-6 Certificates,
                                                  their Unpaid Interest
                                                  Shortfall;
                                          (xii)   to the Class M-6 Certificates,
                                                  their realized loss amount
                                                  reimbursement
                                          (xiii)  to the Class B-1 Certificates,
                                                  their Unpaid Interest
                                                  Shortfall;
                                          (xiv)   to the Class B-1 Certificates,
                                                  their realized loss amount
                                                  reimbursement;
                                          (xv)    to the Class B-2 Certificates,
                                                  their Unpaid Interest
                                                  Shortfall;
                                          (xvi)   to the Class B-2 Certificates,
                                                  their realized loss amount
                                                  reimbursement;
                                          (xvii)  to the Class B-3 Certificates,
                                                  their Unpaid Interest
                                                  Shortfall;
                                          (xviii) to the Class B-3 Certificates,
                                                  their realized loss amount
                                                  reimbursement;
                                          (xix)   to the Class B-4 Certificates,
                                                  their Unpaid Interest
                                                  Shortfall;
                                          (xx)    to the Class B-4 Certificates,
                                                  their realized loss amount
                                                  reimbursement;
                                          (xxi)   concurrently to the Class A
                                                  Certificates, pro rata, any
                                                  Basis Risk Carry Forward
                                                  Amount for the Class A
                                                  Certificates;
                                          (xxii)  sequentially, to Classes M-1,
                                                  M-2, M-3, M-4, M-5, M-6, B-1,
                                                  B-2, B-3 and B-4 Certificates,
                                                  in such order, any Basis Risk
                                                  Carry Forward Amount for such
                                                  classes; and
                                          (xxiii) to the swap account, the
                                                  amount of any defaulted swap
                                                  termination payment owed to
                                                  the Swap Provider.

Class A, M, and B Basis Risk Carry        As to any Distribution Date, the Basis
Forward Amount:                           Risk Carry Forward Amount for the
                                          Class A, M and B Certificates equals
                                          the sum of:
                                          (i)     the excess, if any, of
                                                  interest that would otherwise
                                                  be due on such Certificates at
                                                  the respective Pass-Through
                                                  Rate (without regard to the
                                                  Net WAC Cap) over interest due
                                                  such Certificates at a rate
                                                  equal to the Net WAC Cap;
                                          (ii)    any Basis Risk Carry Forward
                                                  Amount with respect to the
                                                  related Class of Certificates
                                                  remaining unpaid from prior
                                                  Distribution Dates; and
                                          (iii)   interest on the amount in
                                                  clause (ii) at the respective
                                                  Pass-Through Rate (without
                                                  regard to the Net WAC Cap).

Pre-Funding Account Payment:              Any funds remaining in the Pre-Funding
                                          Account not used to purchase
                                          additional Mortgage Loans during the
                                          Pre-Funding Period will be paid to the
                                          Class A Certificates.

Interest Remittance Amount:               For any Distribution Date, the portion
                                          of available funds for such
                                          Distribution Date attributable to
                                          interest received or advanced on the
                                          Mortgage Loans.

Accrued Certificate Interest:             For any Distribution Date and each
                                          class of LIBOR Certificates, equals
                                          the amount of interest accrued during
                                          the related interest accrual period at
                                          the related Pass-Through Rate, reduced
                                          by that class share of prepayment
                                          interest shortfalls and any shortfalls
                                          resulting from the application of the
                                          Servicemembers Civil Relief Act or
                                          similar state or local law.

Principal Distribution Amount:            On any Distribution Date, the sum of
                                          (i) the Basic Principal Distribution
                                          Amount and (ii) the Extra Principal
                                          Distribution Amount.

Basic Principal Distribution Amount:      On any Distribution Date, the excess
                                          of (i) the aggregate Principal
                                          Remittance Amount over (ii) the Excess
                                          Subordinated Amount, if any.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Principal Remittance Amount:              On any Distribution Date, the sum of
                                          (i) all scheduled payments of
                                          principal collected or advanced on the
                                          Mortgage Loans during the prior Due
                                          Period and received or advanced by the
                                          servicer, (ii) the principal portion
                                          of all partial and full prepayments
                                          received during the related Prepayment
                                          Period and any advances of principal,
                                          (iii) the principal portion of all net
                                          liquidation proceeds, net condemnation
                                          proceeds and net insurance proceeds
                                          received during the related Prepayment
                                          Period, (iv) the principal portion of
                                          repurchased Mortgage Loans with
                                          respect to such Distribution Date, (v)
                                          the principal portion of substitution
                                          adjustments received in connection
                                          with the substitution of a Mortgage
                                          Loan with respect to such Distribution
                                          Date and (vi) the principal portion of
                                          the termination price if the Optional
                                          Clean-up Call is exercised.

Net Monthly Excess Cashflow:              For any Distribution Date is the
                                          amount of funds available for
                                          distribution on such Distribution Date
                                          remaining after making all payments of
                                          interest and principal to the
                                          certificates and any payments made to
                                          the Swap Provider on that Distribution
                                          Date (other than defaulted swap
                                          termination payments).

Extra Principal Distribution Amount:      For any Distribution Date, the lesser
                                          of (i) the excess of (x) interest
                                          collected or advanced on the Mortgage
                                          Loans during the related Due Period
                                          (less fees owed to the Servicer, the
                                          Master Servicer and the Securities
                                          Administrator), over (y) the sum of
                                          (a) the interest distribution on the
                                          LIBOR Certificates on such
                                          Distribution Date, (b) net swap
                                          payments to the Swap Provider and (c)
                                          swap termination payments (other than
                                          a defaulted swap termination payment
                                          that is not a Senior Defaulted Swap
                                          Termination Payment) and (ii) the
                                          amount by which the
                                          overcollateralization is deficient for
                                          such Distribution Date.

Excess Subordinated Amount:               For any Distribution Date, means the
                                          excess, if any of (i) the
                                          overcollateralization over (ii) the
                                          required overcollateralization for
                                          such Distribution Date.

Class A Principal Distribution Amount:    For any Distribution Date, an amount
                                          equal to the excess of (x) the Class
                                          Certificate Balance of the Class A
                                          Certificates immediately prior to such
                                          Distribution Date over (y) the lesser
                                          of (A) the product of (i)
                                          approximately 55.80% and (ii) the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account) and
                                          (B) the excess, if any, of the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account)
                                          minus approximately $4,575,000.

Class M-1 Principal Distribution Amount:  For any Distribution Date, an amount equal to the excess of (x) the sum of
                                          (i) the Class Certificate Balance of
                                          the Class A Certificates (after taking
                                          into account the payment of the Class
                                          A Principal Distribution Amount on
                                          such Distribution Date) and (ii) the
                                          Class Certificate Balance of the Class
                                          M-1 Certificates immediately prior to
                                          such Distribution Date over (y) the
                                          lesser of (A) the product of (i)
                                          approximately 63.00% and (ii) the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account) and
                                          (B) the excess, if any, of the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account)
                                          minus approximately $4,575,000.

Class M-2 Principal Distribution Amount:  For any Distribution Date, an amount equal to the excess of (x) the sum of
                                          (i) the Class Certificate Balance of
                                          the Class A Certificates (after taking
                                          into account the payment of the Class
                                          A Principal Distribution Amount on
                                          such Distribution Date), (ii) the
                                          Class Certificate Balance of the Class
                                          M-1 Certificates (after taking into
                                          account the payment of the Class M-1
                                          Principal Distribution Amount on such
                                          Distribution Date) and (iii) the Class
                                          Certificate Balance of the Class M-2
                                          Certificates immediately prior to such
                                          Distribution Date over (y) the lesser
                                          of (A) the product of (i)
                                          approximately 69.70% and (ii) the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account) and
                                          (B) the excess, if any, of the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account)
                                          minus approximately $4,575,000.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

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MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Class M-3 Principal Distribution Amount:  For any Distribution Date, an amount equal to the excess of (x) the sum of
                                          (i) the Class Certificate Balance of
                                          the Class A Certificates (after taking
                                          into account the payment of the Class
                                          A Principal Distribution Amount on
                                          such Distribution Date), (ii) the
                                          Class Certificate Balance of the Class
                                          M-1 Certificates (after taking into
                                          account the payment of the Class M-1
                                          Principal Distribution Amount on such
                                          Distribution Date), (iii) the Class
                                          Certificate Balance of the Class M-2
                                          Certificates (after taking into
                                          account the payment of the Class M-2
                                          Principal Distribution Amount on such
                                          Distribution Date), and (iv) the Class
                                          Certificate Balance of the Class M-3
                                          Certificates immediately prior to such
                                          Distribution Date over (y) the lesser
                                          of (A) the product of (i)
                                          approximately 73.70% and (ii) the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account) and
                                          (B) the excess, if any, of the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account)
                                          minus approximately $4,575,000.

Class M-4 Principal Distribution Amount:  For any Distribution Date, an amount equal to the excess of (x) the sum of
                                          (i) the Class Certificate Balance of
                                          the Class A Certificates (after taking
                                          into account the payment of the Class
                                          A Principal Distribution Amount on
                                          such Distribution Date), (ii) the
                                          Class Certificate Balance of the Class
                                          M-1 Certificates (after taking into
                                          account the payment of the Class M-1
                                          Principal Distribution Amount on such
                                          Distribution Date), (iii) the Class
                                          Certificate Balance of the Class M-2
                                          Certificates (after taking into
                                          account the payment of the Class M-2
                                          Principal Distribution Amount on such
                                          Distribution Date), (iv) the Class
                                          Certificate Balance of the Class M-3
                                          Certificates (after taking into
                                          account the payment of the Class M-3
                                          Principal Distribution Amount on such
                                          Distribution Date) and (v) the Class
                                          Certificate Balance of the Class M-4
                                          Certificates immediately prior to such
                                          Distribution Date over (y) the lesser
                                          of (A) the product of (i)
                                          approximately 77.20% and (ii) the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account) and
                                          (B) the excess, if any, of the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account)
                                          minus approximately $4,575,000.

Class M-5 Principal Distribution Amount:  For any Distribution Date, an amount equal to the excess of (x) the sum of
                                          (i) the Class Certificate Balance of
                                          the Class A Certificates (after taking
                                          into account the payment of the Class
                                          A Principal Distribution Amount on
                                          such Distribution Date), (ii) the
                                          Class Certificate Balance of the Class
                                          M-1 Certificates (after taking into
                                          account the payment of the Class M-1
                                          Principal Distribution Amount on such
                                          Distribution Date), (iii) the Class
                                          Certificate Balance of the Class M-2
                                          Certificates (after taking into
                                          account the payment of the Class M-2
                                          Principal Distribution Amount on such
                                          Distribution Date), (iv) the Class
                                          Certificate Balance of the Class M-3
                                          Certificates (after taking into
                                          account the payment of the Class M-3
                                          Principal Distribution Amount on such
                                          Distribution Date), (v) the Class
                                          Certificate Balance of the Class M-4
                                          Certificates (after taking into
                                          account the payment of the Class M-4
                                          Principal Distribution Amount on such
                                          Distribution Date) and (vi) the Class
                                          Certificate Balance of the Class M-5
                                          Certificates immediately prior to such
                                          Distribution Date over (y) the lesser
                                          of (A) the product of (i)
                                          approximately 80.60% and (ii) the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account) and
                                          (B) the excess, if any, of the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account)
                                          minus approximately $4,575,000.

Class M-6 Principal Distribution Amount:  For any Distribution Date, an amount equal to the excess of (x) the sum of
                                          (i) the Class Certificate Balance of
                                          the Class A Certificates (after taking
                                          into account the payment of the Class
                                          A Principal Distribution Amount on
                                          such Distribution Date), (ii) the
                                          Class Certificate Balance of the Class
                                          M-1 Certificates (after taking into
                                          account the payment of the Class M-1
                                          Principal Distribution Amount on such
                                          Distribution Date), (iii) the Class
                                          Certificate Balance of the Class M-2
                                          Certificates (after taking into
                                          account the payment of the Class M-2
                                          Principal Distribution Amount on such
                                          Distribution Date), (iv) the Class
                                          Certificate Balance of the Class M-3

--------------------------------------------------------------------------------
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refer to important information and qualifications at the end of this material.

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MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                                          Certificates (after taking into
                                          account the payment of the Class M-3
                                          Principal Distribution Amount on such
                                          Distribution Date), (v) the Class
                                          Certificate Balance of the Class M-4
                                          Certificates (after taking into
                                          account the payment of the Class M-4
                                          Principal Distribution Amount on such
                                          Distribution Date), (vi) the Class
                                          Certificate Balance of the Class M-5
                                          Certificates (after taking into
                                          account the payment of the Class M-5
                                          Principal Distribution Amount on such
                                          Distribution Date) and (vii) the Class
                                          Certificate Balance of the Class M-6
                                          Certificates immediately prior to such
                                          Distribution Date over (y) the lesser
                                          of (A) the product of (i)
                                          approximately 83.80% and (ii) the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account) and
                                          (B) the excess, if any, of the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account)
                                          minus approximately $4,575,000.

Class B-1 Principal Distribution Amount:  For any Distribution Date, an amount equal to the excess of (x) the sum of
                                          (i) the Class Certificate Balance of
                                          the Class A Certificates (after taking
                                          into account the payment of the Class
                                          A Principal Distribution Amount on
                                          such Distribution Date), (ii) the
                                          Class Certificate Balance of the Class
                                          M-1 Certificates (after taking into
                                          account the payment of the Class M-1
                                          Principal Distribution Amount on such
                                          Distribution Date), (iii) the Class
                                          Certificate Balance of the Class M-2
                                          Certificates (after taking into
                                          account the payment of the Class M-2
                                          Principal Distribution Amount on such
                                          Distribution Date), (iv) the Class
                                          Certificate Balance of the Class M-3
                                          Certificates (after taking into
                                          account the payment of the Class M-3
                                          Principal Distribution Amount on such
                                          Distribution Date), (v) the Class
                                          Certificate Balance of the Class M-4
                                          Certificates (after taking into
                                          account the payment of the Class M-4
                                          Principal Distribution Amount on such
                                          Distribution Date), (vi) the Class
                                          Certificate Balance of the Class M-5
                                          Certificates (after taking into
                                          account the payment of the Class M-5
                                          Principal Distribution Amount on such
                                          Distribution Date), (vii) the Class
                                          Certificate Balance of the Class M-6
                                          Certificates (after taking into
                                          account the payment of the Class M-6
                                          Principal Distribution Amount on such
                                          Distribution Date) and (viii) the
                                          Class Certificate Balance of the Class
                                          B-1 Certificates immediately prior to
                                          such Distribution Date over (y) the
                                          lesser of (A) the product of (i)
                                          approximately 86.80% and (ii) the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account) and
                                          (B) the excess, if any, of the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account)
                                          minus approximately $4,575,000.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

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MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Class B-2 Principal Distribution Amount:  For any Distribution Date, an amount equal to the excess of (x) the sum of
                                          (i) the Class Certificate Balance of
                                          the Class A Certificates (after taking
                                          into account the payment of the Class
                                          A Principal Distribution Amount on
                                          such Distribution Date), (ii) the
                                          Class Certificate Balance of the Class
                                          M-1 Certificates (after taking into
                                          account the payment of the Class M-1
                                          Principal Distribution Amount on such
                                          Distribution Date), (iii) the Class
                                          Certificate Balance of the Class M-2
                                          Certificates (after taking into
                                          account the payment of the Class M-2
                                          Principal Distribution Amount on such
                                          Distribution Date), (iv) the Class
                                          Certificate Balance of the Class M-3
                                          Certificates (after taking into
                                          account the payment of the Class M-3
                                          Principal Distribution Amount on such
                                          Distribution Date), (v) the Class
                                          Certificate Balance of the Class M-4
                                          Certificates (after taking into
                                          account the payment of the Class M-4
                                          Principal Distribution Amount on such
                                          Distribution Date), (vi) the Class
                                          Certificate Balance of the Class M-5
                                          Certificates (after taking into
                                          account the payment of the Class M-5
                                          Principal Distribution Amount on such
                                          Distribution Date), (vii) the Class
                                          Certificate Balance of the Class M-6
                                          Certificates (after taking into
                                          account the payment of the Class M-6
                                          Principal Distribution Amount on such
                                          Distribution Date), (viii) the Class
                                          Certificate Balance of the Class B-1
                                          Certificates (after taking into
                                          account the payment of the Class B-1
                                          Principal Distribution Amount on such
                                          Distribution Date) and (ix) the Class
                                          Certificate Balance of the Class B-2
                                          Certificates immediately prior to such
                                          Distribution Date over (y) the lesser
                                          of (A) the product of (i)
                                          approximately 89.40% and (ii) the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account) and
                                          (B) the excess, if any, of the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account)
                                          minus approximately $4,575,000.

Class B-3 Principal Distribution Amount:  For any Distribution Date, an amount equal to the excess of (x) the sum of
                                          (i) the Class Certificate Balance of
                                          the Class A Certificates (after taking
                                          into account the payment of the Class
                                          A Principal Distribution Amount on
                                          such Distribution Date), (ii) the
                                          Class Certificate Balance of the Class
                                          M-1 Certificates (after taking into
                                          account the payment of the Class M-1
                                          Principal Distribution Amount on such
                                          Distribution Date), (iii) the Class
                                          Certificate Balance of the Class M-2
                                          Certificates (after taking into
                                          account the payment of the Class M-2
                                          Principal Distribution Amount on such
                                          Distribution Date), (iv) the Class
                                          Certificate Balance of the Class M-3
                                          Certificates (after taking into
                                          account the payment of the Class M-3
                                          Principal Distribution Amount on such
                                          Distribution Date), (v) the Class
                                          Certificate Balance of the Class M-4
                                          Certificates (after taking into
                                          account the payment of the Class M-4
                                          Principal Distribution Amount on such
                                          Distribution Date), (vi) the Class
                                          Certificate Balance of the Class M-5
                                          Certificates (after taking into
                                          account the payment of the Class M-5
                                          Principal Distribution Amount on such
                                          Distribution Date), (vii) the Class
                                          Certificate Balance of the Class M-6
                                          Certificates (after taking into
                                          account the payment of the Class M-6
                                          Principal Distribution Amount on such
                                          Distribution Date), (viii) the Class
                                          Certificate Balance of the Class B-1
                                          Certificates (after taking into
                                          account the payment of the Class B-1
                                          Principal Distribution Amount on such
                                          Distribution Date), (ix) the Class
                                          Certificate Balance of the Class B-2
                                          Certificates (after taking into
                                          account the payment of the Class B-2
                                          Principal Distribution Amount on such
                                          Distribution Date) and (x) the Class
                                          Certificate Balance of the Class B-3
                                          Certificates immediately prior to such
                                          Distribution Date over (y) the lesser
                                          of (A) the product of (i)
                                          approximately 91.80% and (ii) the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account) and
                                          (B) the excess, if any, of the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account)
                                          minus approximately $4,575,000.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Class B-4 Principal Distribution Amount:  For any Distribution Date, an amount equal to the excess of (x) the sum of
                                          (i) the Class Certificate Balance of
                                          the Class A Certificates (after taking
                                          into account the payment of the Class
                                          A Principal Distribution Amount on
                                          such Distribution Date), (ii) the
                                          Class Certificate Balance of the Class
                                          M-1 Certificates (after taking into
                                          account the payment of the Class M-1
                                          Principal Distribution Amount on such
                                          Distribution Date), (iii) the Class
                                          Certificate Balance of the Class M-2
                                          Certificates (after taking into
                                          account the payment of the Class M-2
                                          Principal Distribution Amount on such
                                          Distribution Date), (iv) the Class
                                          Certificate Balance of the Class M-3
                                          Certificates (after taking into
                                          account the payment of the Class M-3
                                          Principal Distribution Amount on such
                                          Distribution Date), (v) the Class
                                          Certificate Balance of the Class M-4
                                          Certificates (after taking into
                                          account the payment of the Class M-4
                                          Principal Distribution Amount on such
                                          Distribution Date), (vi) the Class
                                          Certificate Balance of the Class M-5
                                          Certificates (after taking into
                                          account the payment of the Class M-5
                                          Principal Distribution Amount on such
                                          Distribution Date), (vii) the Class
                                          Certificate Balance of the Class M-6
                                          Certificates (after taking into
                                          account the payment of the Class M-6
                                          Principal Distribution Amount on such
                                          Distribution Date), (viii) the Class
                                          Certificate Balance of the Class B-1
                                          Certificates (after taking into
                                          account the payment of the Class B-1
                                          Principal Distribution Amount on such
                                          Distribution Date), (ix) the Class
                                          Certificate Balance of the Class B-2
                                          Certificates (after taking into
                                          account the payment of the Class B-2
                                          Principal Distribution Amount on such
                                          Distribution Date), (x) the Class
                                          Certificate Balance of the Class B-3
                                          Certificates (after taking into
                                          account the payment of the Class B-3
                                          Principal Distribution Amount on such
                                          Distribution Date) and (xi) the Class
                                          Certificate Balance of the Class B-4
                                          Certificates immediately prior to such
                                          Distribution Date over (y) the lesser
                                          of (A) the product of (i)
                                          approximately 93.80% and (ii) the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account) and
                                          (B) the excess, if any, of the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the last day of
                                          the related Due Period (plus any
                                          amount in the Pre-Funding Account)
                                          minus approximately $4,575,000.

Allocation of Losses:                     If on any Distribution Date, after
                                          giving effect to all distributions of
                                          principal as described above and
                                          allocations of payments from the swap
                                          account to pay principal as described
                                          under "--Swap Payment Priority", the
                                          aggregate Class Certificate Balances
                                          of the LIBOR Certificates exceeds the
                                          aggregate Stated Principal Balance of
                                          the mortgage loans for that
                                          Distribution Date and any amounts
                                          remaining in the Pre-Funding Account,
                                          the Class Certificate Balance of the
                                          applicable Class M or Class B
                                          certificates will be reduced, in
                                          inverse order of seniority (beginning
                                          with the Class B-4 certificates) by an
                                          amount equal to that excess, until
                                          that Class Certificate Balance is
                                          reduced to zero. This reduction of a
                                          Class Certificate Balance for Realized
                                          Losses is referred to as an "Applied
                                          Realized Loss Amount." In the event
                                          Applied Realized Loss Amounts are
                                          allocated to any class of
                                          certificates, its Class Certificate
                                          Balance will be reduced by the amount
                                          so allocated, and no funds will be
                                          distributable with respect to interest
                                          or Basis Risk Carry Forward Amounts on
                                          the amounts written down on that
                                          Distribution Date or any future
                                          Distribution Dates, even if funds are
                                          otherwise available for distribution.
                                          Notwithstanding the foregoing, if
                                          after an Applied Realized Loss Amount
                                          is allocated to reduce the Class
                                          Certificate Balance of any class of
                                          certificates, amounts are received
                                          with respect to any mortgage loan or
                                          related mortgaged property that had
                                          previously been liquidated or
                                          otherwise disposed of (any such amount
                                          being referred to as a "Subsequent
                                          Recovery"), the Class Certificate
                                          Balance of each class of certificates
                                          that has been previously reduced by
                                          Applied Realized Loss Amounts will be
                                          increased, in order of seniority, by
                                          the amount of the Subsequent
                                          Recoveries (but not in excess of the
                                          Unpaid Realized Loss Amount for the
                                          applicable class of Subordinated
                                          Certificates for the related
                                          Distribution Date). Any Subsequent
                                          Recovery that is received during a
                                          Prepayment Period will be treated as
                                          Liquidation Proceeds and included as
                                          part of the Principal Remittance
                                          Amount for the related Distribution
                                          Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

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MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Original Loan Sellers:                    Master Financial, Inc.                                  51.40%
                                          First NLC Financial Services                            29.39%
                                          Lenders Direct Capital Corporation                       5.00%
                                          The CIT Group/Consumer Finance, Inc. (and affiliates)    3.91%
                                          First Horizon Home Loan Corp.                            3.67%
                                          Rose Mortgage Corp.                                      2.73%
                                          Maxim Mortgage Corp.                                     1.71%
                                          Funding America, LLC                                     0.83%
                                          Accredited Home Lenders, Inc.                            0.65%
                                          NC Capital Corporation                                   0.24%
                                          Lime Financial Services, Ltd.                            0.17%
                                          FlexPoint Funding Corp.                                  0.14%
                                          Platinum Capital Group                                   0.11%
                                          Mandalay Mortgage, LLC                                   0.02%

Trust Tax Status:                         Portions of the Trust will be treated
                                          as multiple real estate mortgage
                                          investment conduits, or REMICs, for
                                          federal income tax purposes. The
                                          Offered Certificates will represent
                                          regular interests in a REMIC, which
                                          will be treated as debt instruments of
                                          a REMIC, and interests in certain
                                          basis risk interest carry forward
                                          payments, pursuant to the payment
                                          priorities in the transaction. Each
                                          interest in basis risk interest carry
                                          forward payments will be treated as an
                                          interest rate cap contract for federal
                                          income tax purposes.

ERISA Eligibility:                        The Offered Certificates are expected
                                          to be ERISA eligible. Plan fiduciaries
                                          should note the additional
                                          representations deemed to be made
                                          because of the interest rate swap
                                          agreement, which will be described
                                          under "ERISA Considerations" in the
                                          free writing prospectus and the
                                          prospectus supplement for the Natixis
                                          Real Estate Capital Trust 2007-HE2
                                          transaction.

SMMEA Eligibility:                        None of the Offered Certificates will
                                          be SMMEA eligible.

Registration Statement and Prospectus:    This term sheet does not contain all
                                          information that is required to be
                                          included in a registration statement,
                                          or in a base prospectus and prospectus
                                          supplement.
                                          The Depositor has filed a registration
                                          statement (including a prospectus)
                                          with the SEC for the offering to which
                                          this communication relates. Before you
                                          invest, you should read the prospectus
                                          in that registration statement and
                                          other documents the Depositor has
                                          filed with the SEC for more complete
                                          information about the issuing entity
                                          and this offering. You may get these
                                          documents for free by visiting EDGAR
                                          on the SEC Web site at www.sec.gov.
                                          Alternatively, the Depositor or any
                                          underwriter or any dealer
                                          participating in the offering will
                                          arrange to send you the prospectus if
                                          you request it by calling toll-free
                                          1-866-718-1649.

                                          The registration statement referred to
                                          above (including the prospectus) is
                                          incorporated in this term sheet by
                                          reference. and may be accessed by
                                          clicking on the following hyperlink:
                                          http://www.sec.gov/Archives/edgar/data
                                          /1030442/000090514806002120/efc6-1020_
                                          forms3a.txt

Risk Factors:                             PLEASE SEE "RISK FACTORS" IN THE
                                          PROSPECTUS INCLUDED IN THE
                                          REGISTRATION STATEMENT AND IN THE FREE
                                          WRITING PROSPECTUS AND THE PROSPECTUS
                                          SUPPLEMENT FOR NATIXIS REAL ESTATE
                                          CAPITAL TRUST 2007-HE2 TRANSACTION
                                          REFERRED FOR A DESCRIPTION OF
                                          INFORMATION THAT SHOULD BE CONSIDERED
                                          IN CONNECTION WITH AN INVESTMENT IN
                                          THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

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MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Static Pool Information:                  Information concerning the sponsor's
                                          prior residential mortgage loan
                                          securitizations involving fixed- and
                                          adjustable-rate subprime mortgage
                                          loans secured by first- or second-lien
                                          mortgages or deeds of trust in
                                          residential real properties issued by
                                          the depositor is available on the
                                          internet at
                                          http://www.morganstanley.com/
                                          institutional/abs_spi/NATIXIS.html. On
                                          this website, you can view for each of
                                          these securitizations, summary pool
                                          information as of the applicable
                                          securitization cut-off date and
                                          delinquency, cumulative loss, and
                                          prepayment information as of each
                                          Distribution Date by securitization
                                          for the past five years, or since the
                                          applicable securitization closing date
                                          if the applicable securitization
                                          closing date occurred less than five
                                          years from the date of this term
                                          sheet. Each of these mortgage loan
                                          securitizations is unique, and the
                                          characteristics of each securitized
                                          mortgage loan pool varies from each
                                          other as well as from the mortgage
                                          loans to be included in the Trust that
                                          will issue the certificates offered by
                                          this term sheet. In addition, the
                                          performance information relating to
                                          the prior securitizations described
                                          above may have been influenced by
                                          factors beyond the sponsor's control,
                                          such as housing prices and market
                                          interest rates. Therefore, the
                                          performance of these prior mortgage
                                          loan securitizations is likely not to
                                          be indicative of the future
                                          performance of the mortgage loans to
                                          be included in the Trust related to
                                          this offering.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                              Sensitivity Analysis
                              --------------------


                                                            To 5% Call
-----------------------------------------------------------------------------------------------------------------------
      % of PPC                      50           60           75          100          125          150          175
-----------------------------------------------------------------------------------------------------------------------
A-1   WAL (yrs)                    1.63         1.36         1.08         0.80         0.63         0.52         0.43
      First Payment Date         5/25/2007   5/25/2007    5/25/2007    5/25/2007     5/25/2007   5/25/2007    5/25/2007
      Expected Final Maturity   10/25/2010   3/25/2010    7/25/2009    12/25/2008    8/25/2008   5/25/2008    3/25/2008
      Window                      1 - 42       1 - 35       1 - 27       1 - 20       1 - 16       1 - 13       1 - 11
-----------------------------------------------------------------------------------------------------------------------
A-2   WAL (yrs)                    4.21         3.48         2.75         2.00         1.56         1.26         1.05
      First Payment Date        10/25/2010   3/25/2010    7/25/2009    12/25/2008    8/25/2008   5/25/2008    3/25/2008
      Expected Final Maturity    6/25/2012   8/25/2011    9/25/2010    9/25/2009     2/25/2009   10/25/2008   7/25/2008
      Window                      42 - 62     35 - 52      27 - 41      20 - 29       16 - 22     13 - 18      11 - 15
-----------------------------------------------------------------------------------------------------------------------
A-3   WAL (yrs)                    7.83         6.50         5.13         3.50         2.29         1.84         1.52
      First Payment Date         6/25/2012   8/25/2011    9/25/2010    9/25/2009     2/25/2009   10/25/2008   7/25/2008
      Expected Final Maturity    9/25/2018   10/25/2016   10/25/2014   10/25/2012    2/25/2010   7/25/2009    2/25/2009
      Window                     62 - 137     52 - 114     41 - 90      29 - 66       22 - 34     18 - 27      15 - 22
-----------------------------------------------------------------------------------------------------------------------
A-4   WAL (yrs)                    15.61       13.17        10.57         7.71         5.48         2.59         2.13
      First Payment Date         9/25/2018   10/25/2016   10/25/2014   10/25/2012    2/25/2010   7/25/2009    2/25/2009
      Expected Final Maturity    1/25/2026   2/25/2023    3/25/2020    9/25/2016     7/25/2014   4/25/2010    9/25/2009
      Window                     137 - 225   114 - 190     90 - 155     66 - 113      34 - 87     27 - 36      22 - 29
-----------------------------------------------------------------------------------------------------------------------
M-1   WAL (yrs)                    10.39        8.70         6.93         5.35         5.11         5.25         4.60
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    11/25/2010    8/25/2011   4/25/2010    9/25/2009
      Expected Final Maturity    1/25/2026   2/25/2023    3/25/2020    9/25/2016     7/25/2014   2/25/2013    1/25/2012
      Window                     57 - 225     47 - 190     37 - 155     43 - 113      52 - 87     36 - 70      29 - 57
-----------------------------------------------------------------------------------------------------------------------
M-2   WAL (yrs)                    10.39        8.70         6.93         5.28         4.76         5.32         4.20
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    9/25/2010     3/25/2011   1/25/2012    1/25/2011
      Expected Final Maturity    1/25/2026   2/25/2023    3/25/2020    9/25/2016     7/25/2014   2/25/2013    1/25/2012
      Window                     57 - 225     47 - 190     37 - 155     41 - 113      47 - 87     57 - 70      45 - 57
-----------------------------------------------------------------------------------------------------------------------
M-3   WAL (yrs)                    10.39        8.70         6.93         5.24         4.59         4.67         3.73
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    8/25/2010     1/25/2011   7/25/2011    9/25/2010
      Expected Final Maturity    1/25/2026   2/25/2023    3/25/2020    9/25/2016     7/25/2014   2/25/2013    1/25/2012
      Window                     57 - 225     47 - 190     37 - 155     40 - 113      45 - 87     51 - 70      41 - 57
-----------------------------------------------------------------------------------------------------------------------
M-4   WAL (yrs)                    10.39        8.70         6.93         5.22         4.50         4.40         3.53
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    8/25/2010    11/25/2010   4/25/2011    6/25/2010
      Expected Final Maturity    1/25/2026   2/25/2023    3/25/2020    9/25/2016     7/25/2014   2/25/2013    1/25/2012
      Window                     57 - 225     47 - 190     37 - 155     40 - 113      43 - 87     48 - 70      38 - 57
-----------------------------------------------------------------------------------------------------------------------
M-5   WAL (yrs)                    10.39        8.70         6.93         5.20         4.43         4.22         3.39
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    7/25/2010    10/25/2010   1/25/2011    4/25/2010
      Expected Final Maturity    1/25/2026   2/25/2023    3/25/2020    9/25/2016     7/25/2014   2/25/2013    1/25/2012
      Window                     57 - 225     47 - 190     37 - 155     39 - 113      42 - 87     45 - 70      36 - 57
-----------------------------------------------------------------------------------------------------------------------
M-6   WAL (yrs)                    10.39        8.70         6.93         5.19         4.38         4.08         3.29
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    7/25/2010     9/25/2010   11/25/2010   3/25/2010
      Expected Final Maturity    1/25/2026   2/25/2023    3/25/2020    9/25/2016     7/25/2014   2/25/2013    1/25/2012
      Window                     57 - 225     47 - 190     37 - 155     39 - 113      41 - 87     43 - 70      35 - 57
-----------------------------------------------------------------------------------------------------------------------
B-1   WAL (yrs)                    10.39        8.70         6.93         5.18         4.33         3.97         3.21
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    6/25/2010     8/25/2010   10/25/2010   2/25/2010
      Expected Final Maturity    1/25/2026   2/25/2023    3/25/2020    9/25/2016     7/25/2014   2/25/2013    1/25/2012
      Window                     57 - 225     47 - 190     37 - 155     38 - 113      40 - 87     42 - 70      34 - 57
-----------------------------------------------------------------------------------------------------------------------
B-2   WAL (yrs)                    10.39        8.70         6.93         5.17         4.30         3.89         3.15
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    6/25/2010     7/25/2010   8/25/2010    1/25/2010
      Expected Final Maturity    1/25/2026   2/25/2023    3/25/2020    9/25/2016     7/25/2014   2/25/2013    1/25/2012
      Window                     57 - 225     47 - 190     37 - 155     38 - 113      39 - 87     40 - 70      33 - 57
-----------------------------------------------------------------------------------------------------------------------
B-3   WAL (yrs)                    10.35        8.66         6.90         5.15         4.26         3.81         3.09
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    5/25/2010     6/25/2010   7/25/2010    12/25/2009
      Expected Final Maturity    1/25/2026   2/25/2023    3/25/2020    9/25/2016     7/25/2014   2/25/2013    1/25/2012
      Window                     57 - 225     47 - 190     37 - 155     37 - 113      38 - 87     39 - 70      32 - 57
-----------------------------------------------------------------------------------------------------------------------
B-4   WAL (yrs)                    10.16        8.52         6.76         5.03         4.15         3.70         3.00
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    5/25/2010     6/25/2010   7/25/2010    11/25/2009
      Expected Final Maturity   11/25/2024   2/25/2022    5/25/2019    2/25/2016     2/25/2014   9/25/2012    10/25/2011
      Window                     57 - 211     47 - 178     37 - 145     37 - 106      38 - 82     39 - 65      31 - 54
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                           Sensitivity Analysis (cont)
                           ---------------------------


                                                                   To Maturity

-----------------------------------------------------------------------------------------------------------------------
      % of PPC                      50           60           75          100           125         150          175
-----------------------------------------------------------------------------------------------------------------------
A-1   WAL (yrs)                    1.63         1.36         1.08         0.80         0.63         0.52         0.43
      First Payment Date         5/25/2007   5/25/2007    5/25/2007    5/25/2007     5/25/2007   5/25/2007    5/25/2007
      Expected Final Maturity   10/25/2010   3/25/2010    7/25/2009    12/25/2008    8/25/2008   5/25/2008    3/25/2008
      Window                      1 - 42       1 - 35       1 - 27       1 - 20       1 - 16       1 - 13       1 - 11
-----------------------------------------------------------------------------------------------------------------------
A-2   WAL (yrs)                    4.21         3.48         2.75         2.00         1.56         1.26         1.05
      First Payment Date        10/25/2010   3/25/2010    7/25/2009    12/25/2008    8/25/2008   5/25/2008    3/25/2008
      Expected Final Maturity    6/25/2012   8/25/2011    9/25/2010    9/25/2009     2/25/2009   10/25/2008   7/25/2008
      Window                      42 - 62     35 - 52      27 - 41      20 - 29       16 - 22     13 - 18      11 - 15
-----------------------------------------------------------------------------------------------------------------------
A-3   WAL (yrs)                    7.83         6.50         5.13         3.50         2.29         1.84         1.52
      First Payment Date         6/25/2012   8/25/2011    9/25/2010    9/25/2009     2/25/2009   10/25/2008   7/25/2008
      Expected Final Maturity    9/25/2018   10/25/2016   10/25/2014   10/25/2012    2/25/2010   7/25/2009    2/25/2009
      Window                     62 - 137     52 - 114     41 - 90      29 - 66       22 - 34     18 - 27      15 - 22
-----------------------------------------------------------------------------------------------------------------------
A-4   WAL (yrs)                    16.82       14.30        11.48         8.45         6.07         2.59         2.13
      First Payment Date         9/25/2018   10/25/2016   10/25/2014   10/25/2012    2/25/2010   7/25/2009    2/25/2009
      Expected Final Maturity    4/25/2036   5/25/2033    12/25/2028   6/25/2023     2/25/2020   4/25/2010    9/25/2009
      Window                     137 - 348   114 - 313     90 - 260     66 - 194     34 - 154     27 - 36      22 - 29
-----------------------------------------------------------------------------------------------------------------------
M-1   WAL (yrs)                    10.78        9.06         7.22         5.58         5.30         6.67         5.79
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    11/25/2010    8/25/2011   4/25/2010    9/25/2009
      Expected Final Maturity    6/25/2033   2/25/2030    11/25/2025   4/25/2021     2/25/2018   8/25/2017    9/25/2015
      Window                     57 - 314     47 - 274     37 - 223     43 - 168     52 - 130     36 - 124     29 - 101
-----------------------------------------------------------------------------------------------------------------------
M-2   WAL (yrs)                    10.76        9.04         7.20         5.50         4.93         5.46         4.31
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    9/25/2010     3/25/2011   1/25/2012    1/25/2011
      Expected Final Maturity    9/25/2032   5/25/2029    3/25/2025    10/25/2020    9/25/2017   8/25/2015    2/25/2014
      Window                     57 - 305     47 - 265     37 - 215     41 - 162     47 - 125     57 - 100     45 - 82
-----------------------------------------------------------------------------------------------------------------------
M-3   WAL (yrs)                    10.74        9.01         7.18         5.44         4.75         4.80         3.84
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    8/25/2010     1/25/2011   7/25/2011    9/25/2010
      Expected Final Maturity   10/25/2031   6/25/2028    5/25/2024    2/25/2020     4/25/2017   4/25/2015    10/25/2013
      Window                     57 - 294     47 - 254     37 - 205     40 - 154     45 - 120     51 - 96      41 - 78
-----------------------------------------------------------------------------------------------------------------------
M-4   WAL (yrs)                    10.71        8.99         7.15         5.40         4.64         4.51         3.63
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    8/25/2010    11/25/2010   4/25/2011    6/25/2010
      Expected Final Maturity    2/25/2031   10/25/2027   10/25/2023   9/25/2019    11/25/2016   12/25/2014   8/25/2013
      Window                     57 - 286     47 - 246     37 - 198     40 - 149     43 - 115     48 - 92      38 - 76
-----------------------------------------------------------------------------------------------------------------------
M-5   WAL (yrs)                    10.68        8.95         7.13         5.37         4.56         4.32         3.48
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    7/25/2010    10/25/2010   1/25/2011    4/25/2010
      Expected Final Maturity    6/25/2030   2/25/2027    4/25/2023    4/25/2019     7/25/2016   9/25/2014    5/25/2013
      Window                     57 - 278     47 - 238     37 - 192     39 - 144     42 - 111     45 - 89      36 - 73
-----------------------------------------------------------------------------------------------------------------------
M-6   WAL (yrs)                    10.63        8.91         7.09         5.33         4.49         4.16         3.36
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    7/25/2010     9/25/2010   11/25/2010   3/25/2010
      Expected Final Maturity    8/25/2029   5/25/2026    8/25/2022    10/25/2018    3/25/2016   5/25/2014    2/25/2013
      Window                     57 - 268     47 - 229     37 - 184     39 - 138     41 - 107     43 - 85      35 - 70
-----------------------------------------------------------------------------------------------------------------------
B-1   WAL (yrs)                    10.57        8.85         7.06         5.28         4.41         4.03         3.27
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    6/25/2010     8/25/2010   10/25/2010   2/25/2010
      Expected Final Maturity    9/25/2028   6/25/2025    12/25/2021   3/25/2018     9/25/2015   1/25/2014    10/25/2012
      Window                     57 - 257     47 - 218     37 - 176     38 - 131     40 - 101     42 - 81      34 - 66
-----------------------------------------------------------------------------------------------------------------------
B-2   WAL (yrs)                    10.48        8.77         6.99         5.22         4.34         3.92         3.18
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    6/25/2010     7/25/2010   8/25/2010    1/25/2010
      Expected Final Maturity    8/25/2027   6/25/2024    4/25/2021    8/25/2017     3/25/2015   8/25/2013    7/25/2012
      Window                     57 - 244     47 - 206     37 - 168     38 - 124      39 - 95     40 - 76      33 - 63
-----------------------------------------------------------------------------------------------------------------------
B-3   WAL (yrs)                    10.35        8.66         6.90         5.15         4.26         3.81         3.09
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    5/25/2010     6/25/2010   7/25/2010    12/25/2009
      Expected Final Maturity    5/25/2026   5/25/2023    6/25/2020    11/25/2016    9/25/2014   3/25/2013    2/25/2012
      Window                     57 - 229     47 - 193     37 - 158     37 - 115      38 - 89     39 - 71      32 - 58
-----------------------------------------------------------------------------------------------------------------------
B-4   WAL (yrs)                    10.16        8.52         6.76         5.03         4.15         3.70         3.00
      First Payment Date         1/25/2012   3/25/2011    5/25/2010    5/25/2010     6/25/2010   7/25/2010    11/25/2009
      Expected Final Maturity   11/25/2024   2/25/2022    5/25/2019    2/25/2016     2/25/2014   9/25/2012    10/25/2011
      Window                     57 - 211     47 - 178     37 - 145     37 - 106      38 - 82     39 - 65      31 - 54
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                           Sensitivity Analysis (cont)
                           ---------------------------

            To 5% Call
            ------------------------------------------------------------------
            CPR %                         20             25             30
------------------------------------------------------------------------------
   A-1      WAL (yrs)                    1.08           0.85           0.70
            First Payment Date         5/25/2007      5/25/2007      5/25/2007
            Expected Final Maturity    8/25/2009      2/25/2009     10/25/2008
            Window                      1 - 28         1 - 22         1 - 18
------------------------------------------------------------------------------
   A-2      WAL (yrs)                    2.78           2.17           1.76
            First Payment Date         8/25/2009      2/25/2009     10/25/2008
            Expected Final Maturity    9/25/2010     11/25/2009      5/25/2009
            Window                      28 - 41        22 - 31        18 - 25
------------------------------------------------------------------------------
   A-3      WAL (yrs)                    5.21           3.96           2.82
            First Payment Date         9/25/2010     11/25/2009      5/25/2009
            Expected Final Maturity   12/25/2014      4/25/2013      2/25/2012
            Window                      41 - 92        31 - 72        25 - 58
------------------------------------------------------------------------------
   A-4      WAL (yrs)                    10.73          8.41           6.83
            First Payment Date        12/25/2014      4/25/2013      2/25/2012
            Expected Final Maturity    5/25/2020      7/25/2017      8/25/2015
            Window                     92 - 157       72 - 123       58 - 100
------------------------------------------------------------------------------
   M-1      WAL (yrs)                    7.04           5.66           5.10
            First Payment Date         6/25/2010      9/25/2010      3/25/2011
            Expected Final Maturity    5/25/2020      7/25/2017      8/25/2015
            Window                     38 - 157       41 - 123       47 - 100
------------------------------------------------------------------------------
   M-2      WAL (yrs)                    7.04           5.63           4.94
            First Payment Date         6/25/2010      8/25/2010     12/25/2010
            Expected Final Maturity    5/25/2020      7/25/2017      8/25/2015
            Window                     38 - 157       40 - 123       44 - 100
------------------------------------------------------------------------------
   M-3      WAL (yrs)                    7.04           5.61           4.86
            First Payment Date         6/25/2010      7/25/2010     10/25/2010
            Expected Final Maturity    5/25/2020      7/25/2017      8/25/2015
            Window                     38 - 157       39 - 123       42 - 100
------------------------------------------------------------------------------
   M-4      WAL (yrs)                    7.04           5.60           4.81
            First Payment Date         6/25/2010      7/25/2010      9/25/2010
            Expected Final Maturity    5/25/2020      7/25/2017      8/25/2015
            Window                     38 - 157       39 - 123       41 - 100
------------------------------------------------------------------------------
   M-5      WAL (yrs)                    7.04           5.59           4.78
            First Payment Date         6/25/2010      6/25/2010      8/25/2010
            Expected Final Maturity    5/25/2020      7/25/2017      8/25/2015
            Window                     38 - 157       38 - 123       40 - 100
------------------------------------------------------------------------------
   M-6      WAL (yrs)                    7.04           5.58           4.75
            First Payment Date         6/25/2010      6/25/2010      8/25/2010
            Expected Final Maturity    5/25/2020      7/25/2017      8/25/2015
            Window                     38 - 157       38 - 123       40 - 100
------------------------------------------------------------------------------
   B-1      WAL (yrs)                    7.04           5.58           4.72
            First Payment Date         6/25/2010      6/25/2010      7/25/2010
            Expected Final Maturity    5/25/2020      7/25/2017      8/25/2015
            Window                     38 - 157       38 - 123       39 - 100
------------------------------------------------------------------------------
   B-2      WAL (yrs)                    7.04           5.57           4.71
            First Payment Date         6/25/2010      5/25/2010      6/25/2010
            Expected Final Maturity    5/25/2020      7/25/2017      8/25/2015
            Window                     38 - 157       37 - 123       38 - 100
------------------------------------------------------------------------------
   B-3      WAL (yrs)                    7.01           5.54           4.67
            First Payment Date         6/25/2010      5/25/2010      6/25/2010
            Expected Final Maturity    5/25/2020      7/25/2017      8/25/2015
            Window                     38 - 157       37 - 123       38 - 100
------------------------------------------------------------------------------
   B-4      WAL (yrs)                    6.87           5.43           4.58
            First Payment Date         6/25/2010      5/25/2010      6/25/2010
            Expected Final Maturity    7/25/2019     11/25/2016      2/25/2015
            Window                     38 - 147       37 - 115        38 - 94


            To Maturity
            ------------------------------------------------------------------
            CPR %                          20             25            30
------------------------------------------------------------------------------
   A-1      WAL (yrs)                     1.08           0.85          0.70
            First Payment Date          5/25/2007     5/25/2007      5/25/2007
            Expected Final Maturity     8/25/2009     2/25/2009     10/25/2008
            Window                       1 - 28         1 - 22        1 - 18
------------------------------------------------------------------------------
   A-2      WAL (yrs)                     2.78           2.17          1.76
            First Payment Date          8/25/2009     2/25/2009     10/25/2008
            Expected Final Maturity     9/25/2010     11/25/2009     5/25/2009
            Window                       28 - 41       22 - 31        18 - 25
------------------------------------------------------------------------------
   A-3      WAL (yrs)                     5.21           3.96          2.82
            First Payment Date          9/25/2010     11/25/2009     5/25/2009
            Expected Final Maturity    12/25/2014     4/25/2013      2/25/2012
            Window                       41 - 92       31 - 72        25 - 58
------------------------------------------------------------------------------
   A-4      WAL (yrs)                     11.69          9.21          7.49
            First Payment Date         12/25/2014     4/25/2013      2/25/2012
            Expected Final Maturity     6/25/2029     1/25/2025     11/25/2021
            Window                      92 - 266       72 - 213      58 - 175
------------------------------------------------------------------------------
   M-1      WAL (yrs)                     7.34           5.91          5.30
            First Payment Date          6/25/2010     9/25/2010      3/25/2011
            Expected Final Maturity     4/25/2026     5/25/2022      9/25/2019
            Window                      38 - 228       41 - 181      47 - 149
------------------------------------------------------------------------------
   M-2      WAL (yrs)                     7.32           5.86          5.13
            First Payment Date          6/25/2010     8/25/2010     12/25/2010
            Expected Final Maturity     8/25/2025     11/25/2021     3/25/2019
            Window                      38 - 220       40 - 175      44 - 143
------------------------------------------------------------------------------
   M-3      WAL (yrs)                     7.30           5.83          5.04
            First Payment Date          6/25/2010     7/25/2010     10/25/2010
            Expected Final Maturity    10/25/2024     4/25/2021      9/25/2018
            Window                      38 - 210       39 - 168      42 - 137
------------------------------------------------------------------------------
   M-4      WAL (yrs)                     7.28           5.80          4.98
            First Payment Date          6/25/2010     7/25/2010      9/25/2010
            Expected Final Maturity     3/25/2024     10/25/2020     4/25/2018
            Window                      38 - 203       39 - 162      41 - 132
------------------------------------------------------------------------------
   M-5      WAL (yrs)                     7.25           5.77          4.92
            First Payment Date          6/25/2010     6/25/2010      8/25/2010
            Expected Final Maturity     8/25/2023     4/25/2020     11/25/2017
            Window                      38 - 196       38 - 156      40 - 127
------------------------------------------------------------------------------
   M-6      WAL (yrs)                     7.21           5.73          4.87
            First Payment Date          6/25/2010     6/25/2010      8/25/2010
            Expected Final Maturity    12/25/2022     10/25/2019     6/25/2017
            Window                      38 - 188       38 - 150      40 - 122
------------------------------------------------------------------------------
   B-1      WAL (yrs)                     7.17           5.69          4.81
            First Payment Date          6/25/2010     6/25/2010      7/25/2010
            Expected Final Maturity     3/25/2022     3/25/2019     12/25/2016
            Window                      38 - 179       38 - 143      39 - 116
------------------------------------------------------------------------------
   B-2      WAL (yrs)                     7.11           5.63          4.76
            First Payment Date          6/25/2010     5/25/2010      6/25/2010
            Expected Final Maturity     7/25/2021     7/25/2018      5/25/2016
            Window                      38 - 171       37 - 135      38 - 109
------------------------------------------------------------------------------
   B-3      WAL (yrs)                     7.01           5.54          4.67
            First Payment Date          6/25/2010     5/25/2010      6/25/2010
            Expected Final Maturity     8/25/2020     10/25/2017    10/25/2015
            Window                      38 - 160       37 - 126      38 - 102
------------------------------------------------------------------------------
   B-4      WAL (yrs)                     6.87           5.43          4.58
            First Payment Date          6/25/2010     5/25/2010      6/25/2010
            Expected Final Maturity     7/25/2019     11/25/2016     2/25/2015
            Window                      38 - 147       37 - 115       38 - 94
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                  Schedule of Available Funds (Cash Cap) (1)(2)

Period   A-1 Cap%    A-2 Cap%    A-3 Cap%    A-4 Cap%    M-1 Cap%    M-2 Cap%    M-3 Cap%    M-4 Cap%    M-5 Cap%    M-6 Cap%
------   --------    --------    --------    --------    --------    --------    --------    --------    --------    --------
        Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360
   1        (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)
   2        (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)
   3        (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)
   4       20.15       20.15       20.15       20.15       19.82       19.82       19.82       19.82       19.82       19.82
   5       19.98       19.98       19.98       19.98       19.64       19.64       19.64       19.64       19.64       19.64
   6       20.07       20.07       20.07       20.07       19.71       19.71       19.71       19.71       19.71       19.71
   7       19.64       19.64       19.64       19.64       19.27       19.27       19.27       19.27       19.27       19.27
   8       19.73       19.73       19.73       19.73       19.35       19.35       19.35       19.35       19.35       19.35
   9       19.31       19.31       19.31       19.31       18.92       18.92       18.92       18.92       18.92       18.92
  10       19.15       19.15       19.15       19.15       18.74       18.74       18.74       18.74       18.74       18.74
  11       21.40       21.40       21.40       21.40       20.95       20.95       20.95       20.95       20.95       20.95
  12       20.94       20.94       20.94       20.94       20.51       20.51       20.51       20.51       20.51       20.51
  13       20.89       20.89       20.89       20.89       20.42       20.42       20.42       20.42       20.42       20.42
  14       20.57       20.57       20.57       20.57       20.10       20.10       20.10       20.10       20.10       20.10
  15       20.53       20.53       20.53       20.53       20.03       20.03       20.03       20.03       20.03       20.03
  16       20.22       20.22       20.22       20.22       19.71       19.71       19.71       19.71       19.71       19.71
  17       20.05       20.05       20.05       20.05       19.52       19.52       19.52       19.52       19.52       19.52
  18       20.03       20.03       20.03       20.03       19.46       19.46       19.46       19.46       19.46       19.46
  19       19.72       19.72       19.72       19.72       19.14       19.14       19.14       19.14       19.14       19.14
  20       19.71       19.71       19.71       19.71       19.08       19.08       19.08       19.08       19.08       19.08
  21         -         19.29       19.29       19.29       18.55       18.55       18.55       18.55       18.55       18.55
  22         -         19.17       19.17       19.17       18.37       18.37       18.37       18.37       18.37       18.37
  23         -         19.87       19.87       19.87       18.93       18.93       18.93       18.93       18.93       18.93
  24         -         18.92       18.92       18.92       18.01       18.01       18.01       18.01       18.01       18.01
  25         -         19.10       19.10       19.10       18.12       18.12       18.12       18.12       18.12       18.12
  26         -         18.65       18.65       18.65       17.65       17.65       17.65       17.65       17.65       17.65
  27         -         17.53       17.53       17.53       16.40       16.40       16.40       16.40       16.40       16.40
  28         -         17.01       17.01       17.01       15.85       15.85       15.85       15.85       15.85       15.85
  29         -         16.76       16.76       16.76       15.53       15.53       15.53       15.53       15.53       15.53
  30         -           -         16.94       16.94       15.60       15.60       15.60       15.60       15.60       15.60
  31         -           -         16.58       16.58       15.22       15.22       15.22       15.22       15.22       15.22
  32         -           -         16.88       16.88       15.39       15.39       15.39       15.39       15.39       15.39
  33         -           -         15.82       15.82       14.22       14.22       14.22       14.22       14.22       14.22
  34         -           -         15.83       15.83       14.09       14.09       14.09       14.09       14.09       14.09
  35         -           -         17.10       17.10       15.05       15.05       15.05       15.05       15.05       15.05
  36         -           -         15.81       15.81       13.83       13.83       13.83       13.83       13.83       13.83
  37         -           -         69.51       69.51       14.16       14.16       14.16       14.16       14.16       14.16
  38         -           -         19.61       19.61       13.76       13.76       13.76       13.76       13.76       13.76
  39         -           -         20.49       20.49       14.53       14.53       14.53       14.53       14.53       14.53
  40         -           -         19.71       19.71       14.08       14.08       14.08       14.08       14.08       14.08
  41         -           -         19.62       19.62       14.13       14.13       14.13       14.13       14.13       14.13
  42         -           -         20.07       20.07       14.53       14.53       14.53       14.53       14.53       14.53
  43         -           -         19.33       19.33       14.11       14.11       14.11       14.11       14.11       14.11
  44         -           -         19.75       19.75       14.49       14.49       14.49       14.49       14.49       14.49
  45         -           -         19.37       19.37       14.38       14.38       14.38       14.38       14.38       14.38


      (1) Cash available to pay current and prior interest and Basis Risk Carry Forward Amount divided by the current Class Certificate Balance.
      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.
      (3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                  Schedule of Available Funds (Cash Cap) (1)(2)

Period   A-1 Cap%    A-2 Cap%    A-3 Cap%    A-4 Cap%    M-1 Cap%    M-2 Cap%    M-3 Cap%    M-4 Cap%    M-5 Cap%    M-6 Cap%
------   --------    --------    --------    --------    --------    --------    --------    --------    --------    --------
        Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360
  46         -           -         19.21       19.21       14.34       14.34       14.34       14.34       14.34       14.34
  47         -           -         21.01       21.01       15.69       15.69       15.69       15.69       15.69       15.69
  48         -           -         19.18       19.18       14.37       14.37       14.37       14.37       14.37       14.37
  49         -           -         19.74       19.74       14.77       14.77       14.77       14.77       14.77       14.77
  50         -           -         19.15       19.15       14.34       14.34       14.34       14.34       14.34       14.34
  51         -           -         19.73       19.73       14.76       14.76       14.76       14.76       14.76       14.76
  52         -           -         19.21       19.21       14.39       14.39       14.39       14.39       14.39       14.39
  53         -           -         19.20       19.20       14.38       14.38       14.38       14.38       14.38       14.38
  54         -           -         19.76       19.76       14.79       14.79       14.79       14.79       14.79       14.79
  55         -           -         19.18       19.18       14.36       14.36       14.36       14.36       14.36       14.36
  56         -           -         19.74       19.74       14.76       14.76       14.76       14.76       14.76       14.76
  57         -           -         19.15       19.15       14.33       14.33       14.33       14.33       14.33       14.33
  58         -           -         19.14       19.14       14.32       14.32       14.32       14.32       14.32       14.32
  59         -           -         20.33       20.33       15.17       15.17       15.17       15.17       15.17       15.17
  60         -           -         19.12       19.12       14.29       14.29       14.29       14.29       14.29       14.29
  61         -           -         19.68       19.68       14.69       14.69       14.69       14.69       14.69       14.69
  62         -           -         19.09       19.09       14.26       14.26       14.26       14.26       14.26       14.26
  63         -           -         19.65       19.65       14.66       14.66       14.66       14.66       14.66       14.66
  64         -           -         19.05       19.05       14.22       14.22       14.22       14.22       14.22       14.22
  65         -           -         19.03       19.03       14.20       14.20       14.20       14.20       14.20       14.20
  66         -           -         19.59       19.59       14.60       14.60       14.60       14.60       14.60       14.60
  67         -           -           -         19.00       14.17       14.17       14.17       14.17       14.17       14.17
  68         -           -           -         19.56       14.57       14.57       14.57       14.57       14.57       14.57
  69         -           -           -         18.96       14.14       14.14       14.14       14.14       14.14       14.14
  70         -           -           -         18.95       14.12       14.12       14.12       14.12       14.12       14.12
  71         -           -           -         19.63       14.29       14.29       14.29       14.29       14.29       14.29
  72         -           -           -         17.73       12.91       12.91       12.91       12.91       12.91       12.91
  73         -           -           -         18.32       13.33       13.33       13.33       13.33       13.33       13.33
  74         -           -           -         17.72       12.90       12.90       12.90       12.90       12.90       12.90
  75         -           -           -         18.31       13.32       13.32       13.32       13.32       13.32       13.32
  76         -           -           -         17.72       12.89       12.89       12.89       12.89       12.89       12.89
  77         -           -           -         17.71       12.89       12.89       12.89       12.89       12.89       12.89
  78         -           -           -         18.30       13.32       13.32       13.32       13.32       13.32       13.32
  79         -           -           -         17.71       12.88       12.88       12.88       12.88       12.88       12.88
  80         -           -           -         18.29       13.31       13.31       13.31       13.31       13.31       13.31
  81         -           -           -         17.70       12.88       12.88       12.88       12.88       12.88       12.88
  82         -           -           -         17.70       12.88       12.88       12.88       12.88       12.88       12.88
  83         -           -           -         19.59       14.26       14.26       14.26       14.26       14.26       14.26
  84         -           -           -         17.69       12.87       12.87       12.87       12.87       12.87       12.87
  85         -           -           -         18.28       13.30       13.30       13.30       13.30       13.30       13.30
  86         -           -           -         17.69       12.87       12.87       12.87       12.87       12.87       12.87
  87         -           -           -         18.27       13.29       13.29       13.29       13.29       13.29       13.29
  88         -           -           -         17.68       12.86       12.86       12.86       12.86       12.86       12.86
  89         -           -           -         17.67       12.85       12.85       12.85       12.85       12.85       12.85
  90         -           -           -         18.26       13.28       13.28       13.28       13.28       13.28       13.28


      (1) Cash available to pay current and prior interest and Basis Risk Carry Forward Amount divided by the current Class Certificate Balance.
      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.
      (3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                  Schedule of Available Funds (Cash Cap) (1)(2)

Period   A-1 Cap%    A-2 Cap%    A-3 Cap%    A-4 Cap%    M-1 Cap%    M-2 Cap%    M-3 Cap%    M-4 Cap%    M-5 Cap%    M-6 Cap%
------   --------    --------    --------    --------    --------    --------    --------    --------    --------    --------
        Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360
  91         -           -           -         17.66       12.84       12.84       12.84       12.84       12.84       12.84
  92         -           -           -         18.25       13.27       13.27       13.27       13.27       13.27       13.27
  93         -           -           -         17.65       12.84       12.84       12.84       12.84       12.84       12.84
  94         -           -           -         17.65       12.83       12.83       12.83       12.83       12.83       12.83
  95         -           -           -         19.54       14.20       14.20       14.20       14.20       14.20       14.20
  96         -           -           -         14.92       12.82       12.82       12.82       12.82       12.82       12.82
  97         -           -           -         14.75       13.25       13.25       13.25       13.25       13.25       13.25
  98         -           -           -         14.31       12.81       12.81       12.81       12.81       12.81       12.81
  99         -           -           -         14.82       13.24       13.24       13.24       13.24       13.24       13.24
  100        -           -           -         14.38       12.81       12.81       12.81       12.81       12.81       12.81
  101        -           -           -         14.42       12.80       12.80       12.80       12.80       12.80       12.80
  102        -           -           -         14.94       13.22       13.22       13.22       13.22       13.22       13.22
  103        -           -           -         14.50       12.79       12.79       12.79       12.79       12.79       12.79
  104        -           -           -         15.02       13.22       13.22       13.22       13.22       13.22       13.22
  105        -           -           -         14.58       12.78       12.78       12.78       12.78       12.78       12.78
  106        -           -           -         14.62       12.78       12.78       12.78       12.78       12.78       12.78
  107        -           -           -         15.68       13.66       13.66       13.66       13.66       13.66       13.66
  108        -           -           -         14.72       12.77       12.77       12.77       12.77       12.77       12.77
  109        -           -           -         15.25       13.19       13.19       13.19       13.19       13.19       13.19
  110        -           -           -         14.81       12.76       12.76       12.76       12.76       12.76       12.76
  111        -           -           -         15.36       13.18       13.18       13.18       13.18       13.18       13.18
  112        -           -           -         14.91       12.75       12.75       12.75       12.75       12.75       12.75
  113        -           -           -         14.97       12.75       12.75       12.75       12.75       12.75       12.75
  114        -           -           -         15.52       13.17       13.17       13.17       13.17       13.17       13.17
  115        -           -           -         15.08       12.74       12.74       12.74       12.74       12.74       12.74
  116        -           -           -         15.64       13.16       13.16       13.16       13.16       13.16       13.16
  117        -           -           -         15.19       12.73       12.73       12.73       12.73       12.73       12.73
  118        -           -           -         15.25       12.73       12.73       12.73       12.73       12.73       12.73
  119        -           -           -         16.96       14.08       14.08       14.08       14.08       14.08       14.08
  120        -           -           -         15.38       12.72       12.72       12.72       12.72       12.72       12.72
  121        -           -           -         15.96       13.14       13.14       13.14       13.14       13.14       13.14
  122        -           -           -         15.52       12.71       12.71       12.71       12.71       12.71       12.71
  123        -           -           -         16.11       13.13       13.13       13.13       13.13       13.13       13.13
  124        -           -           -         15.66       12.70       12.70       12.70       12.70       12.70       12.70
  125        -           -           -         15.73       12.69       12.69       12.69       12.69       12.69       12.69
  126        -           -           -         16.34       13.11       13.11       13.11       13.11       13.11       13.11
  127        -           -           -         15.89       12.68       12.68       12.68       12.68       12.68       12.68
  128        -           -           -         16.50       13.10       13.10       13.10       13.10       13.10       13.10
  129        -           -           -         16.05       12.67       12.67       12.67       12.67       12.67       12.67
  130        -           -           -         16.14       12.67       12.67       12.67       12.67       12.67       12.67
  131        -           -           -         17.96       14.02       14.02       14.02       14.02       14.02       14.02
  132        -           -           -         16.32       12.66       12.66       12.66       12.66       12.66       12.66
  133        -           -           -         16.96       13.08       13.08       13.08       13.08       13.08       13.08
  134        -           -           -         16.51       12.65       12.65       12.65       12.65       12.65       12.65
  135        -           -           -         17.16       13.07       13.07       13.07       13.07       13.07       13.07


      (1) Cash available to pay current and prior interest and Basis Risk Carry Forward Amount divided by the current Class Certificate Balance.
      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.
      (3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                  Schedule of Available Funds (Cash Cap) (1)(2)

Period   A-1 Cap%    A-2 Cap%    A-3 Cap%    A-4 Cap%    M-1 Cap%    M-2 Cap%    M-3 Cap%    M-4 Cap%    M-5 Cap%    M-6 Cap%
------   --------    --------    --------    --------    --------    --------    --------    --------    --------    --------
        Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360
  136        -           -           -         16.70       12.64       12.64       12.64       12.64       12.64       12.64
  137        -           -           -         16.81       12.64       12.64       12.64       12.64       12.64       12.64
  138        -           -           -         17.48       13.05       13.05       13.05       13.05       13.05       13.05
  139        -           -           -         17.03       12.63       12.63       12.63       12.63       12.63         -
  140        -           -           -         17.71       13.04       13.04       13.04       13.04       13.04         -
  141        -           -           -         17.25       12.62       12.62       12.62       12.62       12.62         -
  142        -           -           -         17.37       12.61       12.61       12.61       12.61       12.61         -
  143        -           -           -         19.37       13.96       13.96       13.96       13.96       13.96         -
  144        -           -           -         17.62       12.60       12.60       12.60       12.60       12.60         -
  145        -           -           -         18.34       13.02       13.02       13.02       13.02         -           -
  146        -           -           -         17.89       12.59       12.59       12.59       12.59         -           -
  147        -           -           -         18.62       13.01       13.01       13.01       13.01         -           -
  148        -           -           -         18.16       12.58       12.58       12.58       12.58         -           -
  149        -           -           -         18.31       12.58       12.58       12.58       12.58         -           -
  150        -           -           -         19.07       12.99       12.99       12.99       12.99         -           -
  151        -           -           -         18.61       12.57       12.57       12.57         -           -           -
  152        -           -           -         19.39       12.98       12.98       12.98         -           -           -
  153        -           -           -         18.93       12.56       12.56       12.56         -           -           -
  154        -           -           -         19.10       12.56       12.56       12.56         -           -           -
  155        -           -           -         20.60       13.42       13.42       13.42         -           -           -
  156        -           -           -         19.44       12.55       12.55         -           -           -           -
  157        -           -           -         20.28       12.96       12.96         -           -           -           -
  158        -           -           -         19.81       12.54       12.54         -           -           -           -
  159        -           -           -         20.67       12.95       12.95         -           -           -           -
  160        -           -           -         20.20       12.53       12.53         -           -           -           -
  161        -           -           -         20.40       12.52       12.52         -           -           -           -
  162        -           -           -         21.29       12.94       12.94         -           -           -           -
  163        -           -           -         20.82       12.51         -           -           -           -           -
  164        -           -           -         21.74       12.93         -           -           -           -           -
  165        -           -           -         21.26       12.50         -           -           -           -           -
  166        -           -           -         21.49       12.50         -           -           -           -           -
  167        -           -           -         24.06       13.83         -           -           -           -           -
  168        -           -           -         21.97       12.49         -           -           -           -           -
  169        -           -           -         22.97       12.90         -           -           -           -           -
  170        -           -           -         22.58         -           -           -           -           -           -
  171        -           -           -         23.85         -           -           -           -           -           -
  172        -           -           -         23.62         -           -           -           -           -           -
  173        -           -           -         24.21         -           -           -           -           -           -
  174        -           -           -         25.67         -           -           -           -           -           -
  175        -           -           -         25.75         -           -           -           -           -           -
  176        -           -           -         29.08         -           -           -           -           -           -
  177        -           -           -         30.25         -           -           -           -           -           -
  178        -           -           -         31.83         -           -           -           -           -           -
  179        -           -           -         37.17         -           -           -           -           -           -
  180        -           -           -         35.38         -           -           -           -           -           -
  181        -           -           -         38.49         -           -           -           -           -           -
  182        -           -           -         39.38         -           -           -           -           -           -
  183        -           -           -         43.23         -           -           -           -           -           -
  184        -           -           -         44.69         -           -           -           -           -           -
  185        -           -           -         48.07         -           -           -           -           -           -
  186        -           -           -         53.87         -           -           -           -           -           -
  187        -           -           -         57.09         -           -           -           -           -           -
  188        -           -           -         65.40         -           -           -           -           -           -
  189        -           -           -         71.26         -           -           -           -           -           -
  190        -           -           -         81.86         -           -           -           -           -           -


      (1) Cash available to pay current and prior interest and Basis Risk Carry Forward Amount divided by the current Class Certificate Balance.
      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.
      (3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                  Schedule of Available Funds (Cash Cap) (1)(2)

Period   A-1 Cap%    A-2 Cap%    A-3 Cap%    A-4 Cap%    M-1 Cap%    M-2 Cap%    M-3 Cap%    M-4 Cap%    M-5 Cap%    M-6 Cap%
------   --------    --------    --------    --------    --------    --------    --------    --------    --------    --------
        Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360
  191        -           -           -        107.01         -           -           -           -           -           -
  192        -           -           -        118.75         -           -           -           -           -           -
  193        -           -           -        160.47         -           -           -           -           -           -
  194        -           -           -        227.28         -           -           -           -           -           -
  195        -           -           -        449.12         -           -           -           -           -           -
  196        -           -           -           *           -           -           -           -           -           -
  197        -           -           -           -           -           -           -           -           -           -


      * In period 196, the Class A-4 Certificates have an approximate beginning Class Certificate Balance of $8,072 and are paid approximately $166,176 in interest.

      (1) Cash available to pay current and prior interest and Basis Risk Carry Forward Amount divided by the current Class Certificate Balance.
      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.
      (3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                  Schedule of Available Funds (cash Cap) (1)(2)

            Period    B-1 Cap%     B-2 Cap%     B-3 Cap%     B-4 Cap%
            ------    --------     --------     --------     --------
                     Actual/360   Actual/360   Actual/360   Actual/360
              1         (3)          (3)          (3)           (3)
              2         (3)          (3)          (3)           (3)
              3         (3)          (3)          (3)           (3)
              4        19.82        19.82        19.82         19.82
              5        19.64        19.64        19.64         19.64
              6        19.71        19.71        19.71         19.71
              7        19.27        19.27        19.27         19.27
              8        19.35        19.35        19.35         19.35
              9        18.92        18.92        18.92         18.92
              10       18.74        18.74        18.74         18.74
              11       20.95        20.95        20.95         20.95
              12       20.51        20.51        20.51         20.51
              13       20.42        20.42        20.42         20.42
              14       20.10        20.10        20.10         20.10
              15       20.03        20.03        20.03         20.03
              16       19.71        19.71        19.71         19.71
              17       19.52        19.52        19.52         19.52
              18       19.46        19.46        19.46         19.46
              19       19.14        19.14        19.14         19.14
              20       19.08        19.08        19.08         19.08
              21       18.55        18.55        18.55         18.55
              22       18.37        18.37        18.37         18.37
              23       18.93        18.93        18.93         18.93
              24       18.01        18.01        18.01         18.01
              25       18.12        18.12        18.12         18.12
              26       17.65        17.65        17.65         17.65
              27       16.40        16.40        16.40         16.40
              28       15.85        15.85        15.85         15.85
              29       15.53        15.53        15.53         15.53
              30       15.60        15.60        15.60         15.60
              31       15.22        15.22        15.22         15.22
              32       15.39        15.39        15.39         15.39
              33       14.22        14.22        14.22         14.22
              34       14.09        14.09        14.09         14.09
              35       15.05        15.05        15.05         15.05
              36       13.83        13.83        13.83         13.83
              37       14.16        14.16        14.16         14.16
              38       13.76        13.76        13.76         13.76
              39       14.53        14.53        14.53         14.53
              40       14.08        14.08        14.08         14.08
              41       14.13        14.13        14.13         14.13
              42       14.53        14.53        14.53         14.53
              43       14.11        14.11        14.11         14.11
              44       14.49        14.49        14.49         14.49
              45       14.38        14.38        14.38         14.38

      (1) Cash available to pay current and prior interest and Basis Risk Carry Forward Amount divided by the current Class Certificate Balance.
      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.
      (3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                  Schedule of Available Funds (cash Cap) (1)(2)

            Period    B-1 Cap%     B-2 Cap%     B-3 Cap%     B-4 Cap%
            ------    --------     --------     --------     --------
                     Actual/360   Actual/360   Actual/360   Actual/360
              46       14.34        14.34        14.34         14.34
              47       15.69        15.69        15.69         15.69
              48       14.37        14.37        14.37         14.37
              49       14.77        14.77        14.77         14.77
              50       14.34        14.34        14.34         14.34
              51       14.76        14.76        14.76         14.76
              52       14.39        14.39        14.39         14.39
              53       14.38        14.38        14.38         14.38
              54       14.79        14.79        14.79         14.79
              55       14.36        14.36        14.36         14.36
              56       14.76        14.76        14.76         14.76
              57       14.33        14.33        14.33         14.33
              58       14.32        14.32        14.32         14.32
              59       15.17        15.17        15.17         15.17
              60       14.29        14.29        14.29         14.29
              61       14.69        14.69        14.69         14.69
              62       14.26        14.26        14.26         14.26
              63       14.66        14.66        14.66         14.66
              64       14.22        14.22        14.22         14.22
              65       14.20        14.20        14.20         14.20
              66       14.60        14.60        14.60         14.60
              67       14.17        14.17        14.17         14.17
              68       14.57        14.57        14.57         14.57
              69       14.14        14.14        14.14         14.14
              70       14.12        14.12        14.12         14.12
              71       14.29        14.29        14.29         14.29
              72       12.91        12.91        12.91         12.91
              73       13.33        13.33        13.33         13.33
              74       12.90        12.90        12.90         12.90
              75       13.32        13.32        13.32         13.32
              76       12.89        12.89        12.89         12.89
              77       12.89        12.89        12.89         12.89
              78       13.32        13.32        13.32         13.32
              79       12.88        12.88        12.88         12.88
              80       13.31        13.31        13.31         13.31
              81       12.88        12.88        12.88         12.88
              82       12.88        12.88        12.88         12.88
              83       14.26        14.26        14.26         14.26
              84       12.87        12.87        12.87         12.87
              85       13.30        13.30        13.30         13.30
              86       12.87        12.87        12.87         12.87
              87       13.29        13.29        13.29         13.29
              88       12.86        12.86        12.86         12.86
              89       12.85        12.85        12.85         12.85
              90       13.28        13.28        13.28         13.28

      (1) Cash available to pay current and prior interest and Basis Risk Carry Forward Amount divided by the current Class Certificate Balance.
      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.
      (3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                  Schedule of Available Funds (cash Cap) (1)(2)

            Period    B-1 Cap%     B-2 Cap%     B-3 Cap%     B-4 Cap%
            ------    --------     --------     --------     --------
                     Actual/360   Actual/360   Actual/360   Actual/360
              91       12.84        12.84        12.84         12.84
              92       13.27        13.27        13.27         13.27
              93       12.84        12.84        12.84         12.84
              94       12.83        12.83        12.83         12.83
              95       14.20        14.20        14.20         14.20
              96       12.82        12.82        12.82         12.82
              97       13.25        13.25        13.25         13.25
              98       12.81        12.81        12.81         12.81
              99       13.24        13.24        13.24         13.24
             100       12.81        12.81        12.81         12.81
             101       12.80        12.80        12.80         12.80
             102       13.22        13.22        13.22         13.22
             103       12.79        12.79        12.79         12.79
             104       13.22        13.22        13.22         13.22
             105       12.78        12.78        12.78         12.78
             106       12.78        12.78        12.78         12.78
             107       13.66        13.66        13.66           -
             108       12.77        12.77        12.77           -
             109       13.19        13.19        13.19           -
             110       12.76        12.76        12.76           -
             111       13.18        13.18        13.18           -
             112       12.75        12.75        12.75           -
             113       12.75        12.75        12.75           -
             114       13.17        13.17        13.17           -
             115       12.74        12.74        12.74           -
             116       13.16        13.16        13.16           -
             117       12.73        12.73          -             -
             118       12.73        12.73          -             -
             119       14.08        14.08          -             -
             120       12.72        12.72          -             -
             121       13.14        13.14          -             -
             122       12.71        12.71          -             -
             123       13.13        13.13          -             -
             124       12.70        12.70          -             -
             125       12.69          -            -             -
             126       13.11          -            -             -
             127       12.68          -            -             -
             128       13.10          -            -             -
             129       12.67          -            -             -
             130       12.67          -            -             -
             131       14.02          -            -             -
             132       12.66          -            -             -
             133         -            -            -             -

      (1) Cash available to pay current and prior interest and Basis Risk Carry Forward Amount divided by the current Class Certificate Balance.
      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.
      (3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Interest Rate Swap Schedule

Swap Rate: 4.870%


                                        Swap Notional                                            Swap Notional
Period   Start Accrual   End Accrual      Balance $      Period   Start Accrual   End Accrual      Balance $
------   -------------   -----------   ---------------   ------   -------------   -----------   ---------------
  1        4/30/2007      5/25/2007          -             41       8/25/2010      9/25/2010     37,473,084.82
  2        5/25/2007      6/25/2007          -             42       9/25/2010     10/25/2010     35,688,209.15
  3        6/25/2007      7/25/2007          -             43      10/25/2010     11/25/2010     34,107,074.17
  4        7/25/2007      8/25/2007          -             44      11/25/2010     12/25/2010     32,802,394.93
  5        8/25/2007      9/25/2007          -             45      12/25/2010      1/25/2011     30,787,371.57
  6        9/25/2007     10/25/2007          -             46       1/25/2011      2/25/2011     27,455,388.87
  7       10/25/2007     11/25/2007          -             47       2/25/2011      3/25/2011     26,172,181.78
  8       11/25/2007     12/25/2007          -             48       3/25/2011      4/25/2011     25,014,665.61
  9       12/25/2007      1/25/2008          -             49       4/25/2011      5/25/2011     23,976,900.11
  10       1/25/2008      2/25/2008          -             50       5/25/2011      6/25/2011     23,135,629.04
  11       2/25/2008      3/25/2008    590,859,102.07      51       6/25/2011      7/25/2011     22,330,583.35
  12       3/25/2008      4/25/2008    565,650,610.86      52       7/25/2011      8/25/2011     21,554,534.76
  13       4/25/2008      5/25/2008    541,419,242.62      53       8/25/2011      9/25/2011     20,805,182.13
  14       5/25/2008      6/25/2008    518,164,605.35      54       9/25/2011     10/25/2011     20,081,617.08
  15       6/25/2008      7/25/2008    495,841,702.01      55      10/25/2011     11/25/2011     19,382,967.48
  16       7/25/2008      8/25/2008    474,482,698.63      56      11/25/2011     12/25/2011     18,708,379.22
  17       8/25/2008      9/25/2008    454,069,965.08      57      12/25/2011      1/25/2012     18,007,815.63
  18       9/25/2008     10/25/2008    433,000,485.53      58       1/25/2012      2/25/2012     17,308,176.67
  19      10/25/2008     11/25/2008    414,171,229.19      59       2/25/2012      3/25/2012     16,657,444.59
  20      11/25/2008     12/25/2008    391,779,732.59      60       3/25/2012      4/25/2012     16,061,679.45
  21      12/25/2008      1/25/2009    321,752,505.58      61       4/25/2012      5/25/2012     15,494,777.79
  22       1/25/2009      2/25/2009    301,175,890.50      62       5/25/2012      6/25/2012     14,952,528.74
  23       2/25/2009      3/25/2009    279,422,155.31      63       6/25/2012      7/25/2012     14,382,141.14
  24       3/25/2009      4/25/2009    261,236,198.67      64       7/25/2012      8/25/2012     13,808,203.73
  25       4/25/2009      5/25/2009    249,401,125.35      65       8/25/2012      9/25/2012     13,279,256.84
  26       5/25/2009      6/25/2009    233,829,551.93      66       9/25/2012     10/25/2012     12,801,487.37
  27       6/25/2009      7/25/2009    169,970,750.60      67      10/25/2012     11/25/2012     12,348,599.92
  28       7/25/2009      8/25/2009    155,952,395.28      68      11/25/2012     12/25/2012     11,916,475.68
  29       8/25/2009      9/25/2009    140,391,165.46      69      12/25/2012      1/25/2013     11,473,866.37
  30       9/25/2009     10/25/2009    128,878,499.41      70       1/25/2013      2/25/2013     11,033,355.67
  31      10/25/2009     11/25/2009    122,909,677.52      71       2/25/2013      3/25/2013           -
  32      11/25/2009     12/25/2009    114,749,139.27
  33      12/25/2009      1/25/2010     77,828,001.77
  34       1/25/2010      2/25/2010     66,953,366.95
  35       2/25/2010      3/25/2010     58,603,838.99
  36       3/25/2010      4/25/2010     53,190,054.68
  37       4/25/2010      5/25/2010     50,583,302.15
  38       5/25/2010      6/25/2010     48,358,209.17
  39       6/25/2010      7/25/2010     45,073,954.79
  40       7/25/2010      8/25/2010     39,490,319.07


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Interest Rate Cap Schedule

Cap Rate: 7.200%

             Period   Start Accrual   End Accrual   Cap Notional $
             ------   -------------   -----------   --------------
                1       4/30/2007      5/25/2007    720,639,945.19
                2       5/25/2007      6/25/2007    746,410,983.85
                3       6/25/2007      7/25/2007    771,114,886.86
                4       7/25/2007      8/25/2007    794,779,376.06
                5       8/25/2007      9/25/2007    762,405,049.05
                6       9/25/2007     10/25/2007    731,170,069.45
                7      10/25/2007     11/25/2007    701,066,119.04
                8      11/25/2007     12/25/2007    672,023,912.19
                9      12/25/2007      1/25/2008    644,001,949.39
                10      1/25/2008      2/25/2008    616,960,488.33
                11      2/25/2008      3/25/2008          -

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                       DESCRIPTION OF THE TOTAL COLLATERAL

                         Statistical Collateral Summary
--------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans.


                                                      Summary Statistics   Range (if applicable)    Average
                                                      ------------------   ---------------------   ---------
Number of Mortgage Loans:                                    3,463

Aggregate Current Principal Balance:                     $749,919,945        $5,002 - $970,700      $216,552

Aggregate Original Principal Balance:                    $751,273,113       $15,000 - $970,700      $216,943

1st Lien:                                                   95.63%
2nd Lien:                                                    4.37%

Fixed Rate Mortgage Loans:                                  13.92%
Adjustable Rate Mortgage Loans:                             86.08%
Interest Only Mortgage Loans:                               22.43%

Wtd. Avg. Mortgage Rate:                                    8.301%           5.990% - 14.325%

Wtd. Avg. Original Term to Maturity (months):                 352                120 - 360
Wtd. Avg. Remaining Term to Maturity  (months):               348                111 - 359

Wtd. Avg. Margin (ARM Loans Only):                          6.310%            3.490% - 8.700%
Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):           15.039%          10.990% - 18.940%
Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):           8.138%           5.990% - 11.940%

Wtd. Avg. Combined Original LTV:                            81.21%            9.15% - 100.00%

Wtd. Avg. Borrower FICO:                                      623                500 - 811

Owner Occupied:                                             94.44%

Cashout Refinance:                                          55.80%
Purchase:                                                   37.60%
Rate Term Refinance:                                         6.60%

Full Documentation:                                         40.10%
Limited/Alternate Documentation:                             7.41%
Stated Income/Verified Assets:                              19.08%
Stated Documentation:                                       33.40%

Geographic Distribution (Top 5):                    CA              44.84%
                                                    FL              20.30%
                                                    IL               5.17%
                                                    AZ               2.93%
                                                    MD               2.83%


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

NATIXIS 2007-HE2                                                  MORGAN STANLEY
                                                                   3,463 records
Termsheet Aggregate                                        Balance: $749,919,945
--------------------------------------------------------------------------------

Summary Statistics
Number of Mortgage Loans: 3,463
Aggregate Principal Balance ($): 749,919,945
Weighted Average Current Mortgage Rate (%): 8.301
Non-Zero Weighted Average Margin (%): 6.310
Non-Zero Weighted Average Maximum Rate (%): 15.039
Weighted Average Stated Original Term (months): 352
Weighted Average Stated Remaining Term (months): 348
Weighted Average Combined Original LTV (%): 81.21
% First Liens: 95.63
% Owner Occupied: 94.44
% Purchase: 37.60
% Full Doc: 40.10
Non-Zero Weighted Average Credit Score: 623

Originator


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Originator                                              Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Master Financial, Inc.                                  1,449   385,487,882       51.40      8.369         346      81.25        622
First NLC Financial Services                            1,259   220,411,433       29.39      8.207         349      80.74        624
Lenders Direct Capital Corporation                        182    37,521,079        5.00      8.251         345      83.16        636
The CIT Group/Consumer Finance, Inc.
(and affiliates)                                          148    29,318,832        3.91      7.698         357      81.47        650
First Horizon Home Loan Corp.                             170    27,546,220        3.67      8.744         350      82.74        603
Rose Mortgage Corp.                                        77    20,493,401        2.73      7.963         356      81.32        638
Maxim Mortgage Corp.                                       62    12,855,389        1.71      8.451         356      79.21        608
Funding America, LLC                                       43     6,239,152        0.83      8.827         354      81.15        598
Accredited Home Lenders, Inc.                              43     4,893,645        0.65      9.295         330      76.05        574
NC Capital Corporation                                     11     1,804,209        0.24      7.828         352      83.07        613
Lime Financial Services, Ltd.                               7     1,299,193        0.17      7.667         346      83.69        628
FlexPoint Funding Corp.                                     5     1,066,046        0.14      8.367         354      87.74        605
Platinum Capital Group                                      5       861,736        0.11      8.395         341      81.68        611
Mandalay Mortgage, LLC                                      2       121,729        0.02      8.060         321      87.47        613
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

NATIXIS 2007-HE2                                                  MORGAN STANLEY
                                                                   3,463 records
Termsheet Aggregate                                        Balance: $749,919,945
--------------------------------------------------------------------------------

Product Type


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Product Type                                            Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed--10 Year                                              2       120,636        0.02      9.661         112      72.98        636
Fixed--15 Year                                             22     1,858,428        0.25      9.126         175      73.50        607
Fixed--20 Year                                             17     1,405,599        0.19      8.945         234      78.18        616
Fixed--30 Year                                            371    48,437,450        6.46      8.627         356      77.80        604
Balloon--15/30                                            413    30,781,991        4.10     11.240         175      99.72        658
Balloon--30/40                                             44     8,560,867        1.14      8.314         356      79.26        600
Balloon--30/50                                             53    10,651,903        1.42      7.917         357      78.91        644
ARM--2 Year/6 Month Balloon 30/40                         686   196,997,627       26.27      8.201         356      80.15        614
ARM--2 Year/6 Month Balloon 30/50                         194    52,518,155        7.00      8.036         357      80.97        618
ARM--3 Year/6 Month Balloon 30/40                          38     8,647,386        1.15      8.134         357      79.72        621
ARM--3 Year/6 Month Balloon 30/50                         121    25,862,704        3.45      7.860         357      80.70        637
ARM--5 Year/6 Month Balloon 30/40                           1       204,262        0.03      8.850         357      80.00        601
ARM--5 Year/6 Month Balloon 30/50                           9     2,770,222        0.37      8.564         358      78.87        606
ARM--7 Year/6 Month Balloon 30/40                           4     1,045,340        0.14      7.682         358      75.98        648
ARM--6 Month                                                1        93,445        0.01      8.600         359      85.00        673
ARM--2 Year/6 Month                                       746   152,270,831       20.30      8.442         356      81.29        616
ARM--3 Year/6 Month                                       232    38,380,759        5.12      8.566         357      80.09        604
ARM--5 Year/6 Month                                         3       738,409        0.10      7.808         358      82.72        623
ARM--7 Year/6 Month                                         2       384,109        0.05      7.356         357      46.29        640
Interest Only Fixed--30 Year--60 mo. IO
term                                                        8     2,027,800        0.27      8.590         356      84.28        608
Interest Only ARM--2 Year/6 Month--60
mo. IO term                                               448   152,530,219       20.34      7.772         356      80.93        642
Interest Only ARM--3 Year/6 Month--60
mo. IO term                                                35     9,499,603        1.27      7.596         357      79.34        660
Interest Only ARM--5 Year/6 Month--60
mo. IO term                                                10     3,470,550        0.46      7.628         357      83.45        645
Interest Only Fixed--30 Year--84 mo. IO
term                                                        1       264,000        0.04      7.375         357      80.00        622
Interest Only ARM--5 Year/6 Month--84
mo. IO term                                                 1       126,900        0.02      6.690         358      90.00        724
Interest Only Fixed--30 Year--120 mo. IO
term                                                        1       270,750        0.04      7.800         359      95.00        669
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

NATIXIS 2007-HE2                                                  MORGAN STANLEY
                                                                   3,463 records
Termsheet Aggregate                                        Balance: $749,919,945
--------------------------------------------------------------------------------

Range of Gross Interest Rates (%)


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Range of Gross Interest Rates (%)                       Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
5.000--5.999                                                1       159,500        0.02      5.990         357      67.30        627
6.000--6.999                                              248    62,981,034        8.40      6.713         356      76.62        652
7.000--7.999                                            1,055   284,193,349       37.90      7.558         355      79.58        638
8.000--8.999                                            1,047   252,816,829       33.71      8.517         356      81.07        615
9.000--9.999                                              537    98,444,517       13.13      9.498         350      83.41        585
10.000--10.999                                            283    31,251,794        4.17     10.497         285      89.07        608
11.000--11.999                                            193    14,454,294        1.93     11.509         207      96.94        631
12.000--12.999                                             68     4,221,482        0.56     12.350         199      99.64        628
13.000--13.999                                             30     1,361,773        0.18     13.266         181      98.97        619
14.000--14.999                                              1        35,374        0.00     14.325         179     100.00        609
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 5.990
Maximum: 14.325
Weighted Average: 8.301

Range of Cut-off Date Principal Balances ($)


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
Range of Cut-off Date Principal                      Mortgage     Principal   Principal   Interest        Term   Original       FICO
Balances ($)                                            Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
0.01--25,000.00                                            25       491,131        0.07     11.511         261      99.60        633
25,000.01--50,000.00                                      156     6,083,549        0.81     11.186         222      92.20        637
50,000.01--75,000.00                                      262    16,749,117        2.23     10.134         281      84.51        613
75,000.01--100,000.00                                     328    28,768,430        3.84      9.320         301      83.06        615
100,000.01--125,000.00                                    297    33,491,463        4.47      9.228         315      83.25        612
125,000.01--150,000.00                                    284    39,356,498        5.25      8.714         337      80.23        619
150,000.01--175,000.00                                    275    44,298,336        5.91      8.380         351      78.87        614
175,000.01--200,000.00                                    259    48,600,338        6.48      8.216         355      78.85        614
200,000.01--225,000.00                                    248    53,023,824        7.07      8.213         355      79.02        612
225,000.01--250,000.00                                    201    47,739,081        6.37      8.117         356      78.86        619
250,000.01--275,000.00                                    155    40,623,649        5.42      8.106         356      80.34        623
275,000.01--300,000.00                                    138    39,817,740        5.31      8.009         356      79.41        627
300,000.01--325,000.00                                    113    35,384,129        4.72      8.063         356      81.66        629
325,000.01--350,000.00                                    128    43,323,408        5.78      8.134         356      80.86        623
350,000.01--375,000.00                                     98    35,383,660        4.72      8.074         356      81.24        617
375,000.01--400,000.00                                     97    37,603,557        5.01      8.063         356      80.67        625
400,000.01--425,000.00                                     63    25,992,574        3.47      7.873         356      82.35        641
425,000.01--450,000.00                                     70    30,613,713        4.08      7.970         356      82.63        635
450,000.01--475,000.00                                     58    26,754,955        3.57      7.867         356      80.42        619
475,000.01--500,000.00                                     57    27,942,655        3.73      8.114         356      82.59        639
500,000.01--750,000.00                                    141    79,827,755       10.64      8.055         356      83.58        633
750,000.01--1,000,000.00                                   10     8,050,383        1.07      7.992         356      91.02        660
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 5,001.60
Maximum: 970,700.00
Average: 216,552.11

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

NATIXIS 2007-HE2                                                  MORGAN STANLEY
                                                                   3,463 records
Termsheet Aggregate                                        Balance: $749,919,945
--------------------------------------------------------------------------------

Stated Original Term (months)


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Stated Original Term (months)                           Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
120                                                         2       120,636        0.02      9.661         112      72.98        636
180                                                       435    32,640,419        4.35     11.120         175      98.22        655
240                                                        17     1,405,599        0.19      8.945         234      78.18        616
360                                                     3,009   715,753,292       95.44      8.171         356      80.44        622
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 120
Maximum: 360
Weighted Average: 352

Range of Stated Remaining Terms (months)


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
Range of Stated Remaining Terms                      Mortgage     Principal   Principal   Interest        Term   Original       FICO
(months)                                                Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
109--120                                                    2       120,636        0.02      9.661         112      72.98        636
157--168                                                    1        50,280        0.01      8.990         168      80.00        736
169--180                                                  434    32,590,139        4.35     11.123         175      98.25        655
229--240                                                   17     1,405,599        0.19      8.945         234      78.18        616
337--348                                                    4       680,530        0.09      7.320         345      83.98        643
349--360                                                3,005   715,072,762       95.35      8.172         356      80.44        622
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 111
Maximum: 359
Weighted Average: 348

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

NATIXIS 2007-HE2                                                  MORGAN STANLEY
                                                                   3,463 records
Termsheet Aggregate                                        Balance: $749,919,945
--------------------------------------------------------------------------------

Range of Combined Original LTV Ratios (%)


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
Range of Combined Original LTV Ratios                Mortgage     Principal   Principal   Interest        Term   Original       FICO
(%)                                                     Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
<= 10.00                                                    1        69,442        0.01      7.000         351       9.15        598
10.01--15.00                                                2       169,776        0.02      8.679         357      14.53        573
15.01--20.00                                                6       408,648        0.05      8.823         355      17.39        571
20.01--25.00                                                3       440,062        0.06      6.644         355      23.04        609
25.01--30.00                                                6       962,719        0.13      7.825         343      27.74        572
30.01--35.00                                                9     1,340,476        0.18      8.225         356      32.27        577
35.01--40.00                                               18     2,542,386        0.34      8.409         352      38.55        575
40.01--45.00                                               25     3,909,264        0.52      8.053         352      42.96        581
45.01--50.00                                               41     7,204,930        0.96      8.166         356      48.19        583
50.01--55.00                                               31     5,093,249        0.68      8.341         356      52.76        570
55.01--60.00                                               47     8,241,215        1.10      7.823         353      58.20        598
60.01--65.00                                               86    17,722,301        2.36      8.028         353      63.42        585
65.01--70.00                                              157    32,412,616        4.32      8.082         355      68.44        590
70.01--75.00                                              239    50,449,758        6.73      8.241         354      73.83        577
75.01--80.00                                            1,409   348,087,292       46.42      7.975         356      79.82        634
80.01--85.00                                              304    73,795,716        9.84      8.427         355      84.50        601
85.01--90.00                                              371    99,186,640       13.23      8.326         355      89.48        633
90.01--95.00                                              215    53,448,908        7.13      8.695         353      94.53        635
95.01--100.00                                             493    44,434,545        5.93     10.595         234      99.86        654
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 9.15
Maximum: 100.00
Weighted Average: 81.21

Range of Gross Margins (%)


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Range of Gross Margins (%)                              Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          932   104,379,424       13.92      9.308         298      84.60        624
<= 3.500                                                    1       175,919        0.02      6.375         358      73.33        695
3.501--4.000                                                6     1,706,883        0.23      6.972         357      79.20        637
4.001--4.500                                               14     3,679,253        0.49      6.642         356      80.70        666
4.501--5.000                                               68    17,353,819        2.31      7.749         355      81.42        619
5.001--5.500                                               79    16,926,839        2.26      8.138         356      81.07        625
5.501--6.000                                              583   164,586,110       21.95      7.743         356      81.73        635
6.001--6.500                                              928   262,136,564       34.96      8.165         356      81.18        627
6.501--7.000                                              309    71,198,572        9.49      8.185         356      79.19        612
7.001--7.500                                              486    92,942,354       12.39      8.763         356      78.51        596
7.501--8.000                                               44    10,577,677        1.41      8.799         356      78.59        616
8.001--8.500                                               10     3,420,685        0.46      9.005         356      81.03        609
8.501--9.000                                                3       835,847        0.11      9.460         355      80.00        618
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Non-Fixed Rate Minimum: 3.490
Non-Fixed Rate Maximum: 8.700
Non-Fixed Rate Weighted Average: 6.310

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

NATIXIS 2007-HE2                                                  MORGAN STANLEY
                                                                   3,463 records
Termsheet Aggregate                                        Balance: $749,919,945
--------------------------------------------------------------------------------

Range of Minimum Mortgage Rates (%)


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Range of Minimum Mortgage Rates (%)                     Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          932   104,379,424       13.92      9.308         298      84.60        624
5.501--6.000                                                2       392,702        0.05      5.996         356      77.73        698
6.001--6.500                                               52    14,915,887        1.99      6.360         357      76.86        661
6.501--7.000                                              205    54,566,978        7.28      6.882         356      77.76        646
7.001--7.500                                              392   113,134,724       15.09      7.340         356      79.71        643
7.501--8.000                                              547   148,537,733       19.81      7.821         356      80.14        635
8.001--8.500                                              448   118,986,328       15.87      8.328         356      81.16        623
8.501--9.000                                              411   100,734,555       13.43      8.805         356      81.66        605
9.001--9.500                                              198    44,262,441        5.90      9.284         357      83.28        587
9.501--10.000                                             178    35,771,429        4.77      9.783         356      83.06        573
10.001--10.500                                             55     8,537,755        1.14     10.244         356      82.14        567
10.501--11.000                                             30     4,402,198        0.59     10.748         357      84.35        561
11.001--11.500                                              6       636,441        0.08     11.215         358      84.08        567
11.501--12.000                                              7       661,351        0.09     11.804         357      96.63        593
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Non-Fixed Rate Minimum: 5.990
Non-Fixed Rate Maximum: 11.940
Non-Fixed Rate Weighted Average: 8.138

Range of Maximum Mortgage Rates (%)


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Range of Maximum Mortgage Rates (%)                     Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          932   104,379,424       13.92      9.308         298      84.60        624
<= 12.500                                                  25     7,230,003        0.96      6.613         357      76.56        656
12.501--13.000                                             33     9,184,831        1.22      6.902         356      80.58        659
13.001--13.500                                             69    17,573,221        2.34      6.827         356      79.22        646
13.501--14.000                                            233    58,075,929        7.74      7.094         356      78.01        644
14.001--14.500                                            407   115,755,197       15.44      7.432         356      79.87        643
14.501--15.000                                            506   140,203,218       18.70      7.852         356      80.18        634
15.001--15.500                                            418   111,249,479       14.83      8.353         356      81.05        621
15.501--16.000                                            400    97,861,785       13.05      8.835         356      81.65        604
16.001--16.500                                            183    41,581,847        5.54      9.302         357      83.23        586
16.501--17.000                                            165    33,687,769        4.49      9.797         356      83.26        571
17.001--17.500                                             51     7,984,221        1.06     10.249         356      82.50        566
17.501--18.000                                             30     4,154,305        0.55     10.831         356      84.27        565
18.001--18.500                                              6       636,441        0.08     11.215         358      84.08        567
18.501--19.000                                              5       362,276        0.05     11.817         358      93.85        582
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Non-Fixed Rate Minimum: 10.990
Non-Fixed Rate Maximum: 18.940
Non-Fixed Rate Weighted Average: 15.039

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

NATIXIS 2007-HE2                                                  MORGAN STANLEY
                                                                   3,463 records
Termsheet Aggregate                                        Balance: $749,919,945
--------------------------------------------------------------------------------

Initial Periodic Cap (%)


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Initial Periodic Cap (%)                                Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          932   104,379,424       13.92      9.308         298      84.60        624
1.000                                                       1        93,445        0.01      8.600         359      85.00        673
1.500                                                       2       604,102        0.08      8.136         351      80.00        672
2.000                                                      12     2,254,364        0.30      7.763         352      85.45        611
3.000                                                   2,516   642,588,611       85.69      8.139         356      80.65        623
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Non-Fixed Rate Minimum: 1.000
Non-Fixed Rate Maximum: 3.000
Non-Fixed Rate Weighted Average: 2.995

Subsequent Periodic Cap (%)


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Subsequent Periodic Cap (%)                             Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          932   104,379,424       13.92      9.308         298      84.60        624
1.000                                                   1,645   463,695,979       61.83      8.172         356      80.77        622
1.500                                                     886   181,844,542       24.25      8.050         356      80.39        624
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Non-Fixed Rate Minimum: 1.000
Non-Fixed Rate Maximum: 1.500
Non-Fixed Rate Weighted Average: 1.141

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

NATIXIS 2007-HE2                                                  MORGAN STANLEY
                                                                   3,463 records
Termsheet Aggregate                                        Balance: $749,919,945
--------------------------------------------------------------------------------

Months to Next Rate Adjustment


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Months to Next Rate Adjustment                          Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          932   104,379,424       13.92      9.308         298      84.60        624
5                                                           1        93,445        0.01      8.600         359      85.00        673
6                                                           2       392,228        0.05      7.105         342      90.00        638
12                                                          1       195,042        0.03      6.875         348      80.00        720
13                                                         11     3,192,243        0.43      8.003         349      85.82        625
14                                                         49    11,821,952        1.58      7.595         350      82.18        630
15                                                         96    21,327,483        2.84      8.019         351      81.55        617
16                                                         68    18,945,401        2.53      7.993         352      80.65        612
17                                                        123    36,066,632        4.81      8.115         353      80.32        622
18                                                        102    29,272,180        3.90      8.196         354      81.64        626
19                                                        185    49,451,553        6.59      8.164         355      80.61        619
20                                                        265    77,237,104       10.30      8.146         356      81.07        623
21                                                        670   172,406,783       22.99      8.055         357      80.99        628
22                                                        389   107,789,811       14.37      8.253         358      79.67        621
23                                                        113    26,218,421        3.50      8.503         359      80.72        604
26                                                          3       559,141        0.07      8.956         350      86.36        579
27                                                          9     1,516,165        0.20      8.247         351      79.54        608
28                                                          2       784,889        0.10      7.876         352      92.51        681
30                                                         11     2,288,861        0.31      8.778         354      90.65        608
31                                                         36     5,914,860        0.79      8.559         355      84.95        613
32                                                         45     9,564,305        1.28      8.288         356      83.35        620
33                                                        183    36,287,454        4.84      8.091         357      80.15        633
34                                                        124    22,742,979        3.03      8.160         358      76.74        618
35                                                         13     2,731,798        0.36      7.943         359      73.85        576
54                                                          1       345,000        0.05      8.375         354      81.18        632
56                                                          6     1,563,519        0.21      8.097         356      89.34        631
57                                                          7     2,161,782        0.29      8.093         357      86.85        622
58                                                          9     2,995,092        0.40      7.995         358      74.91        631
59                                                          1       244,949        0.03      6.650         359      70.00        624
81                                                          2       384,109        0.05      7.356         357      46.29        640
82                                                          4     1,045,340        0.14      7.682         358      75.98        648
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Non-Fixed Rate Minimum: 5
Non-Fixed Rate Maximum: 82
Non-Fixed Rate Weighted Average: 22

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

NATIXIS 2007-HE2                                                  MORGAN STANLEY
                                                                   3,463 records
Termsheet Aggregate                                        Balance: $749,919,945
--------------------------------------------------------------------------------

Geographic Distribution of Mortgaged Properties


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
Geographic Distribution of Mortgaged                 Mortgage     Principal   Principal   Interest        Term   Original       FICO
Properties                                              Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
California                                              1,088   336,281,381       44.84      8.137         346      80.80        624
Florida                                                   806   152,212,579       20.30      8.511         348      81.06        622
Illinois                                                  200    38,761,967        5.17      8.358         353      82.12        630
Arizona                                                   135    21,976,201        2.93      8.253         345      82.12        624
Maryland                                                   89    21,187,390        2.83      8.108         353      80.93        629
Nevada                                                     92    19,689,272        2.63      8.470         339      84.19        625
Texas                                                     145    15,050,962        2.01      8.969         341      82.62        610
New Jersey                                                 61    14,117,730        1.88      7.985         356      77.91        629
Virginia                                                   65    11,826,298        1.58      8.304         352      80.83        625
Washington                                                 52    10,659,119        1.42      8.224         350      82.87        613
Connecticut                                                46     9,650,751        1.29      8.175         355      80.47        622
Colorado                                                   59     9,199,328        1.23      8.347         348      84.66        626
Massachusetts                                              42     8,866,914        1.18      8.149         354      80.94        648
New York                                                   25     7,069,408        0.94      7.963         356      78.79        643
Pennsylvania                                               54     6,713,387        0.90      8.535         350      81.71        613
Other                                                     504    66,657,259        8.89      8.615         351      82.09        611
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Number of States/District of Columbia Represented:   48

Occupancy


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Occupancy                                               Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                 3,216   708,221,472       94.44      8.276         348      81.17        622
Non-Owner Occupied                                        231    39,221,709        5.23      8.749         354      82.02        642
Second Home                                                16     2,476,765        0.33      8.418         352      80.87        634
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Property Type


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Property Type                                           Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                 2,735   578,649,485       77.16      8.281         348      81.18        620
2-4 Family                                                224    61,329,617        8.18      8.240         352      79.15        637
Planned Unit Development                                  233    56,879,600        7.58      8.399         345      82.52        629
Condominium                                               271    53,061,243        7.08      8.484         345      82.55        637
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

NATIXIS 2007-HE2                                                  MORGAN STANLEY
                                                                   3,463 records
Termsheet Aggregate                                        Balance: $749,919,945
--------------------------------------------------------------------------------

Loan Purpose


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Loan Purpose                                            Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Refinance--Cashout                                      1,856   418,479,940       55.80      8.211         353      78.99        606
Purchase                                                1,385   281,970,628       37.60      8.448         340      84.03        650
Refinance--Rate Term                                      222    49,469,378        6.60      8.217         350      83.95        613
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Documentation Level


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Documentation Level                                     Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                      1,528   300,751,336       40.10      8.106         351      81.35        605
Stated Documentation                                    1,072   250,450,145       33.40      8.413         351      79.15        620
Stated Income/Verified Assets                             643   143,115,235       19.08      8.528         339      83.35        662
Limited/Alternate Documentation                           220    55,603,229        7.41      8.262         342      84.27        633
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Range of Credit Scores


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Credit Score                                            Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
500--524                                                  230    44,040,661        5.87      9.077         355      73.76        513
525--549                                                  254    51,365,554        6.85      8.888         355      74.69        536
550--574                                                  278    56,087,225        7.48      8.662         355      77.05        561
575--599                                                  352    79,520,074       10.60      8.462         354      80.22        587
600--624                                                  622   135,975,697       18.13      8.203         348      82.88        612
625--649                                                  652   137,557,119       18.34      8.207         345      83.01        637
650--674                                                  558   121,368,975       16.18      8.069         343      82.97        661
675--699                                                  239    58,451,353        7.79      7.969         346      83.70        686
700--724                                                  169    38,201,540        5.09      7.926         340      83.03        710
725--749                                                   63    15,012,914        2.00      7.835         345      83.48        737
750--774                                                   31     7,041,316        0.94      8.130         334      82.67        759
775--799                                                   10     3,139,100        0.42      8.023         351      87.01        784
800 +                                                       5     2,158,418        0.29      8.153         342      86.32        806
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 500
Maximum: 811
Weighted Average: 623

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

NATIXIS 2007-HE2                                                  MORGAN STANLEY
                                                                   3,463 records
Termsheet Aggregate                                        Balance: $749,919,945
--------------------------------------------------------------------------------

Prepayment Penalty Term (months)


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Prepayment Penalty Term                                 Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                                     808   153,099,232       20.42      8.525         348      81.74        631
6                                                           2       194,862        0.03     10.239         238      92.30        650
12                                                        163    44,767,557        5.97      8.465         344      82.07        636
24                                                      1,830   440,930,585       58.80      8.178         349      81.22        621
30                                                          1       180,741        0.02      8.400         357      80.00        647
36                                                        643   108,948,113       14.53      8.397         347      80.23        614
60                                                         16     1,798,855        0.24      9.187         311      72.25        560
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 6
Maximum: 60
Non-Zero Weighted Average: 25

Lien Position


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
Lien                                                 Mortgage     Principal   Principal   Interest        Term   Original       FICO
Position                                                Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                3,007   717,142,790       95.63      8.168         355      80.36        621
2nd Lien                                                  456    32,777,155        4.37     11.207         186      99.79        659
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


Interest Only Term (months)


                                                                                   % of
                                                                               Mortgage
                                                                                Pool by
                                                                  Aggregate   Aggregate   Weighted    Weighted   Weighted
                                                       Number       Cut-off     Cut-off    Average     Average    Average   Weighted
                                                           of          Date        Date      Gross   Remaining   Combined    Average
                                                     Mortgage     Principal   Principal   Interest        Term   Original       FICO
Interest Only Term                                      Loans   Balance ($)     Balance   Rate (%)    (months)        LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
Non-Interest Only                                       2,959   581,730,123       77.57      8.455         346      81.28        617
60                                                        501   167,528,172       22.34      7.769         356      80.93        643
84                                                          2       390,900        0.05      7.153         357      83.25        655
120                                                         1       270,750        0.04      7.800         359      95.00        669
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  3,463   749,919,945      100.00      8.301         348      81.21        623
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 12, 2007
Securitized Products Group
                              [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

                                 Morgan Stanley
                                 --------------

    Asset Backed Finance
    --------------------
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    ABS Syndicate & Trading
    -----------------------
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                             Rating Agency Contacts
                             ----------------------

    Standard & Poor's
    -----------------
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    Moody's
    -------
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    -------------
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--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

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